EXHIBIT 10.9.3

EXECUTION VERSION

GUARANTEE AND COLLATERAL AGREEMENT

made by

AIRCELL BUSINESS AVIATION SERVICES LLC

GOGO LLC and

GOGO INTERMEDIATE HOLDINGS LLC,

and certain of their Subsidiaries

in favor of

MORGAN STANLEY SENIOR FUNDING, INC.,

as Collateral Agent

Dated as of June 21, 2012

TABLE OF CONTENTS

Section 1.		DEFINED TERMS	2
	1.1	Definitions.	2
	1.2	Other Definitional Provisions	10

Section 2.		GUARANTEE	11
	2.1	Guarantee of Obligations	11
	2.2	Limitation on Obligations Guaranteed	11
	2.3	Nature of Guarantee; Continuing Guarantee; Waivers of Defenses Etc.	12
	2.4	Rights of Reimbursement, Contribution and Subrogation	14
	2.5	Payments	16
	2.6	Subordination of Other Obligations	16
	2.7	Financial Condition of Borrowers and other Guarantors	16
	2.8	Duration of Guaranty, Discharge of Guaranty Upon Sale of Guarantor	17
	2.9	Reinstatement	17

Section 3.		GRANT OF SECURITY INTEREST; CONTINUING LIABILITY UNDER COLLATERAL	17

Section 4.		REPRESENTATIONS AND WARRANTIES	19
	4.1	Representations in Credit Agreement	20
	4.2	Title; No Other Liens	20
	4.3	Valid, Perfected First Priority Liens	20
	4.4	Name; Jurisdiction of Organization, Etc.	22
	4.5	Inventory and Equipment	22
	4.6	Special Collateral; Excluded Collateral	23
	4.7	Investment Property	23
	4.8	Receivables	24
	4.9	Intellectual Property	24
	4.10	Letter of Credit Rights	26
	4.11	Commercial Tort Claims	26
	4.12	Lease and Services Documents	26

Section 5.		COVENANTS	26
	5.1	[Intentionally Omitted]	26
	5.2	Delivery and Control of Instruments, Chattel Paper, Negotiable Documents, Investment Property and Deposit Accounts	26
	5.3	Maintenance of Perfected Security Interest; Further Documentation	27
	5.4	Changes in Locations, Name, Jurisdiction of Incorporation, etc.	28
	5.5	Notices	28

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	5.6	Investment Property.	29
	5.7	Voting and Other Rights with Respect to Pledged Securities.	30
	5.8	Receivables.	31
	5.9	Intellectual Property.	32
	5.10	Government Receivables.	34

Section 6.		REMEDIAL PROVISIONS	34
	6.1	Certain Matters Relating to Receivables.	34
	6.2	Communications with Obligors; Grantors Remain Liable.	35
	6.3	Proceeds to be Turned Over To Agent.	36
	6.4	Application of Proceeds.	36
	6.5	Code and Other Remedies.	37
	6.6	Effect of Securities Laws.	39
	6.7	Deficiency.	40
	6.8	Compliance with FCC Laws.	40

Section 7.		POWER OF ATTORNEY AND FURTHER ASSURANCES	40
	7.1	Agent’s Appointment as Attorney-in-Fact, etc.	40
	7.2	Authorization of Financing Statements.	43
	7.3	Further Assurances.	43

Section 8.		THE COLLATERAL AGENT	44
	8.1	Authority of Agent.	44
	8.2	Duty of Agent.	45
	8.3	Exculpation of the Agent.	46
	8.4	Delegation of Duties.	48
	8.5	Foreclosure, etc.	48
	8.6	Cash Management Banks and Qualified Counterparties.	48

Section 9.		MISCELLANEOUS	49
	9.1	Amendments in Writing.	49
	9.2	Notices.	49
	9.3	No Waiver by Course of Conduct; Cumulative Remedies.	49
	9.4	Enforcement Expenses; Indemnification.	49
	9.5	Successors and Assigns.	50
	9.6	Set-Off.	50
	9.7	Counterparts.	51
	9.8	Severability.	51
	9.9	Section Headings.	51
	9.10	Integration/Conflict.	52

	9.11	GOVERNING LAW.	52
	9.12	Submission to Jurisdiction; Waivers.	52
	9.13	Acknowledgments.	53
	9.14	Additional Grantors.	53

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9.15	Releases.	53
9.16	WAIVER OF JURY TRIAL.	54
9.17	No Fiduciary Duty.	55
9.18	Secured Parties.	55

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GUARANTEE AND COLLATERAL AGREEMENT, dated as of June 21, 2012, among each of the signatories hereto designated as a Grantor on the signature pages hereto (together with any other entity that may become a party hereto as a Grantor as provided herein, the “Grantors”), MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent (in such capacity and together with its successors and assigns in such capacity, the “Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of June 21, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AIRCELL BUSINESS AVIATION SERVICES LLC, a Delaware limited liability company (“BA”), GOGO LLC, a Delaware limited liability company (“CA”), GOGO INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings” and, together with BA and CA, collectively, the “Borrowers” and each a “Borrower”), the Lenders, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent, and the Agent, and (ii) the other Secured Parties (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers are members of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used by BA solely (a) to further distribute such proceeds to the other Borrowers (via intercompany loans or via dividends to Holdings for investment in Subsidiaries of Holdings or via a combination thereof) for general corporate purposes, including Investments to the extent permitted by Section 8.8 of the Credit Agreement and Restricted Payments to the extent permitted by Section 8.6 of the Credit Agreement and (b) to pay fees and expenses incurred in connection with the Transactions;

WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Agent for the ratable benefit of the Secured Parties.

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NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor hereby agrees with the Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the UCC are used herein as so defined (and if defined in more than one article of the UCC shall have the meaning specified in Article 9 thereof): Accounts, Account Debtor, As-Extracted Collateral, Authenticate, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Electronic Chattel Paper, Entitlement Order, Equipment, Farm Products, Financial Asset, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instruments, Inventory, Letter of Credit Rights, Manufactured Homes, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) The following terms shall have the following meanings:

“After-Acquired Intellectual Property” shall have the meaning set forth in Section 5.9(c).

“Agreement” shall mean this Guarantee and Collateral Agreement, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“Collateral” shall have the meaning set forth in Section 3(a).

“Collateral Account” shall mean any collateral account established by the Agent as provided in Section 6.1 or 6.3.

“Controlling Parties” shall mean, prior to the termination of all Commitments and the payment in full of all Obligations (other than contingent indemnification obligations as to which no claim has been asserted) under the Credit Agreement and the other Loan Documents, the Required Lenders, and, thereafter, the Majority Holders.

“Copyright Licenses” shall mean all written licenses providing for the grant to or from a Grantor of any right in or to any Copyright (including, without limitation, those listed on Schedule 6).

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“Copyrights” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all copyrightable works of authorship, all United States and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and databases, all designs (including but not limited to all industrial designs, “Protected Designs” within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all “Mask Works” (as defined in 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed on Schedule 6, (ii) all extensions, renewals, and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other copyright rights accruing thereunder or pertaining thereto throughout the world.

“Deposit Account” shall mean all “deposit accounts” as defined in Article 9 of the UCC and all other accounts maintained with any financial institution (other than Securities Accounts or Commodity Accounts), and shall include, without limitation, all of the accounts listed on Schedule 2 hereto under the heading “Deposit Accounts” together, in each case, with all funds held therein and all certificates or instruments representing any of the foregoing.

“Discharge of Credit Agreement Obligations” shall have the meaning set forth in Section 8.1(b).

“Discharge of the Obligations” shall mean the payment in full in cash of all Obligations and the satisfactory performance of all other obligations under the Loan Documents (other than (i) those expressly stated to survive termination, (ii) contingent obligations as to which no claim has been asserted, and (iii) obligations and liabilities under Specified Cash Management Agreements and Specified Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Qualified Counterparty, including, without limitation, cash collateralization, shall have been made) and all Commitments shall have terminated or expired.

“Equity Interests” (i) shall mean with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents, including membership interests (however designated, whether voting or non-voting) of the equity of such Person, including, if such person is a partnership, partnership interests (whether general or limited), if such Person is a limited liability company, membership interests, and, if such Person is a trust, all beneficial interests therein, and shall also include any other interest or

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participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such corporation, partnership, limited liability company or trust, whether outstanding on the date hereof or issued on or after the date hereof and (ii) shall include, without limitation, all Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests.

“Excluded Assets” shall mean (i) any permit, lease, license, contract or agreement to which any Grantor is a party or any of its rights or interests thereunder if and only to the extent that the grant of a security interest hereunder (a) is prohibited by or a violation of any law, rule or regulation applicable to such Grantor or (b) shall constitute or result in a breach of a term or provision of, or the termination or a default under the terms of, such permit, lease, license, contract or agreement (other than to the extent that any such law, rule, regulation, term or provision would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law (including any debtor relief law or principle of equity); provided, however, that the Collateral shall include (and such security interest shall attach and the definition of Excluded Assets shall not then include) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, and shall attach immediately to any portion of such permit, lease, license, contract or agreement not subject to the prohibitions specified in clauses (a) or (b) above; provided further that the exclusions referred to in clause (i) of this definition shall not include any Proceeds of such permit, lease, license, contract or agreement, (ii) property owned by any Grantor that is subject to a purchase money Lien or Capital Lease Obligation permitted under Section 8.2(e) and 8.3(g) the Credit Agreement if the agreement pursuant to which such Lien is granted (or the document providing for such Capital Lease Obligation) prohibits, or requires the consent of any Person other than the Grantors which has not been obtained as a condition to, the creation of any other Lien on such property, (iii) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein could impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law (“Intent-to-Use Applications”), (iv) any trucks, trailers, tractors, service vehicles, automobiles, construction and earth moving equipment, rolling stock or other registered mobile equipment or other Equipment of any nature covered by certificates of title law of any jurisdiction and all tires and other appurtenances to any of the foregoing, (v) Excluded Foreign Subsidiary Voting Stock, (vi) Letter of Credit Rights and commercial tort claims individually with a value of less than $1,000,000, in each case, that do not constitute Proceeds

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of Collateral, (vii) those assets over which the granting of security interests in such assets would result in material adverse tax consequences as reasonably determined by the Borrowers (it being understood that the Lenders shall not require Holdings or any of its Subsidiaries to enter into any security agreements or pledge agreements governed by foreign law), (viii) assets to the extent the granting or perfecting of a security interest in such assets would result in costs or other consequences to Holdings or any of its Subsidiaries as reasonably determined by the Borrowers and the Collateral Agent that are excessive in view of the benefits that would be obtained by the Secured Parties, (ix) any margin stock (within the meaning of Regulation U issued by the FRB), (x) any aircraft, airframes, aircraft engines or helicopters, or any Equipment or other assets constituting a part thereof, (xi) leased cell towers to the extent a leasehold mortgage is required to create a security interest therein and (xii) Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments.

“Excluded Foreign Subsidiary Voting Stock” shall mean any voting stock in excess of 65% of the total outstanding amount of any class of voting stock of a Foreign Subsidiary.

“FCC License”: any Governmental Authorization granted by the FCC pursuant to the Communications Act, or by any other Governmental Authority pursuant to Communications Laws, to any Grantor or assigned or transferred to any Grantor pursuant to Communications Laws.

“Foreign Security Documents” shall mean the collective reference to the security agreements, debentures, pledge agreements, charges and other similar documents and agreements pursuant to which any Grantor purports to pledge or grant a security interest in any Pledged Equity Interests of any Issuer organized under a jurisdiction other than the United States or any state or locality thereof securing the Obligations.

“Guarantors” shall mean the collective reference to each Grantor and, for the avoidance of doubt, shall include the Borrowers.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, with respect to any Grantor, the collective reference to all rights, priorities and privileges relating to intellectual property of such Grantor, whether arising under United States, multinational or foreign laws, including, without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets and

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Trade Secret Licenses, and all rights to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Security Agreements” shall mean, collectively, the Copyright Security Agreement substantially the form of Exhibit A-1, the Patent Security Agreement substantially in the form of Exhibit A-2, and the Trademark Security Agreement substantially in the form of Exhibit A-3.

“Investment Property” shall mean the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC on the date hereof including, without limitation, all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities Accounts, all Commodity Contracts and all Commodity Accounts (other than any Excluded Foreign Subsidiary Voting Stock) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes, all Pledged Equity Interests, all Pledged Security Entitlements and all Pledged Commodity Contracts.

“Issuers” shall mean the collective reference to each issuer of Pledged Equity Interests.

“Majority Holders” shall have the meaning set forth in Section 8.1(b).

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor.

“Obligations” shall mean all Obligations (as defined in the Credit Agreement) including, without limitation, those arising under Section 2 hereof.

“Obligee Guarantor” shall have the meaning set forth in Section 2.6.

“Patent Licenses” shall mean all written licenses providing for the grant to or from a Grantor of any right in or to any Patent (including, without limitation, those listed on Schedule 6).

“Patents” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all patentable inventions and designs, all United States, foreign, and multinational patents, certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including, without limitation, (i) each patent and patent application listed on Schedule 6, (ii) all reissues, substitutes, divisions, continuations, continuations-in-part, extensions,

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renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iv) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (vi) all other patent rights accruing thereunder or pertaining thereto throughout the world.

“Perfected IP” shall have the meaning set forth in Section 5.9(d).

“Pledged Commodity Contracts” shall mean all Commodity Contracts listed on Schedule 2 and all other Commodity Contracts to which any Grantor is party from time to time.

“Pledged Debt Securities” shall mean all debt securities now owned or hereafter acquired by any Grantor, including, without limitation, the debt securities listed on Schedule 2, together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

“Pledged Equity Interests” shall mean all Equity Interests, and shall include Pledged LLC Interest, Pledged Partnership Interest and Pledged Stock; provided, however, that “Pledged Equity Interests” shall not include Excluded Assets.

“Pledged LLC Interests” shall mean all membership interests and other interests of any Grantor now owned or hereafter acquired in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 2 hereto under the heading “Pledged LLC Interests” and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and any securities entitlements relating thereto and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option or other agreement to acquire any of the foregoing, all management rights, all voting rights, any interest in any capital account of a member in such limited liability company, all rights as and to become a member of the limited liability company, all rights of the Grantor under any shareholder or voting trust agreement or similar agreement in respect of such limited liability company, all of the Grantor’s right, title and interest as a member to any and all assets or properties of such limited liability company, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing; provided however that Pledged LLC Interests shall not include Excluded Assets.

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“Pledged Notes” shall mean all promissory notes now owned or hereafter acquired by any Grantor including, without limitation, those listed on Schedule 2 and the Intercompany Note.

“Pledged Partnership Interests” shall mean all partnership interests and other interests of any Grantor now owned or hereafter acquired in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 2 hereto under the heading “Pledged Partnership Interests” and the certificates, if any, representing such partnership interests, and any interest of such Grantor on the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing, all management rights, all voting rights, any interest in any capital account of a partner in such partnership, all rights as and to become a partner of such partnership, all of the Grantor’s rights, title and interest as a partner to any and all assets or properties of such partnership, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing; provided however that Pledged Partnership Interests shall not include Excluded Assets.

“Pledged Stock” shall mean all shares of capital stock now owned or hereafter acquired by such Grantor, including, without limitation, all shares of capital stock described on Schedule 2 hereto under the heading “Pledged Stock”, and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing provided, however, that Pledged Stock shall not include Excluded Assets.

“Pledged Securities” shall mean the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Equity Interests regardless of whether constituting Securities under the UCC.

“Pledged Security Entitlements” shall mean all security entitlements with respect to the financial assets listed on Schedule 2 and all other security entitlements of any Grantor.

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“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Receivable” shall mean all Accounts and any other any right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Specified Assets” shall have the meaning set forth in Section 4.3(b).

“Specified IP Assets” shall mean all Collateral consisting of Intellectual Property for which the creation or perfection of Liens thereon requires execution of documents, filings in or other actions under the laws of jurisdictions outside of the United States of America, any State thereof or the District of Columbia.

“Trademark Licenses” shall mean all written licenses providing for the grant to or from a Grantor of any right in or to any Trademark (including, without limitation, those listed on Schedule 6).

“Trademarks” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all domestic, foreign and multinational trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, Internet domain names and other indicia of origin or source identification, whether registered or unregistered (other than Intent-to-Use Applications), and, with respect to any and all of the foregoing, (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed on Schedule 6, (ii) all extensions and renewals thereof, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit now and other payments hereafter due and/or payable with respect thereto, and (v) all other trademark rights accruing thereunder or pertaining thereto throughout the world.

“Trade Secret Licenses” shall mean all written licenses providing for the grant to or from a Grantor of any right in or to any Trade Secret.

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“Trade Secrets” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, in each case, to the extent recognized and protected as a trade secret under the applicable laws of the relevant jurisdiction, and with respect to any and all of the foregoing (i) all rights to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (iii) all other trade secret rights accruing thereunder or pertaining thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

1.2 Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Exhibit and Annex references are to this Agreement unless otherwise specified. References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Agreement.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(d) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to the Obligations shall mean the unconditional, final and irrevocable payment in full in cash, in immediately available funds, of all of the Obligations.

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(e) The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(f) All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GUARANTEE

2.1 Guarantee of Obligations. Each of the Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Agent, for the benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each other Guarantor, including each Borrower, when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Each Guarantor shall be liable under its guarantee set forth in this Section 2.1, without any limitation as to amount, for all present and future Obligations, including specifically all future increases in the outstanding amount of the Loans or other Obligations and other future increases in the Obligations, whether or not any such increase is committed, contemplated or provided for by the Loan Documents, the Specified Cash Management Agreements or the Specified Hedge Agreements on the date hereof. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all Obligations (including, without limitation, interest, fees, costs and expenses) that would be owed by any other obligor on the Obligations but for the fact that they are unenforceable against such other obligor or not allowable due to the existence of a Insolvency or Liquidation Proceeding involving such other obligor because it is the intention of the Guarantors and Secured Parties that the Obligations which are guaranteed by the Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve any Borrower or any other Guarantor of any portion of such Obligations.

2.2 Limitation on Obligations Guaranteed. (a) Notwithstanding any other provision hereof, the right of recovery against each Guarantor under Section 2 hereof shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under Section 2 hereof void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or

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any similar foreign, federal or state law to the extent applicable to the guarantee set forth herein and the obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Agent and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under the guarantee set forth in Section 2 hereof at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under the guarantee set forth in Section 2 hereof not constituting a fraudulent transfer or conveyance after giving full effect to the liability under the guarantee set forth in Section 2 hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guarantee under Section 2 hereof. To the fullest extent permitted by applicable law, this Section 2.2(a) shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any Equity Interest in such Guarantor.

(b) Each Guarantor agrees that Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.2(a) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

2.3 Nature of Guarantee; Continuing Guarantee; Waivers of Defenses Etc. (a) Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing guarantee of payment and performance and not merely of collectability. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of dishonor, default or nonpayment to or upon any Borrower or any of the other Guarantors with respect to the Obligations. Without limiting the generality of the foregoing, this guarantee and the obligations of Guarantors hereunder and the Liens granted hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, setoff, defense, counterclaim, discharge or termination for any reason (other than a defense of payment or performance).

(b) Each Guarantor agrees that the Obligations of each Guarantor hereunder are independent of the Obligations of each other Guarantor or any other guarantee of the Obligations and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any

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Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

(c) No payment made by any Borrower, any of the other Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from any Borrower, any of the other Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of any of the Obligations) remain liable for the Obligations until the Discharge of the Obligations.

(d) Without limiting the generality of the foregoing, each Guarantor and Grantor agrees that its obligations under the guarantee contained in this Section 2, and any Lien granted hereunder, shall not be affected by, and shall remain in full force and effect without regard to, and hereby waives, to the maximum extent permitted by applicable law, all rights, claims or defenses (other than a defense of payment or performance) that it might otherwise have (now or in the future) with respect to each of the following (whether or not such Guarantor has knowledge thereof):

(i) the validity or enforceability of the Credit Agreement or any other Loan Document or any Specified Hedge Agreement or Specified Cash Management Agreement, any of the Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party;

(ii) any renewal, extension or acceleration of, or any increase in the amount of the Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Loan Documents or any Specified Hedge Agreement or Specified Cash Management Agreement;

(iii) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Loan Documents, any Specified Hedge Agreement or any Specified Cash Management Agreements, at law, in equity or otherwise) with respect to the Obligations or any agreement relating thereto, or with respect to any other guarantee of or security for the payment of the Obligations;

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(iv) any change, reorganization or termination of the corporate structure or existence of any Borrower or any other Guarantor or any of their Subsidiaries and any corresponding restructuring of the Obligations;

(v) settlement, compromise, release, or discharge, or acceptance of or refusal of any offer of payment or performance with respect to, or substitutions for, the Obligations or subordinate the Obligations to any other obligations;

(vi) any failure to perfect or maintain the perfection or priority of any security for the Obligations (including without limitation, the Collateral) to the extent provided herein or any release of any or all such security;

(vii) exercise remedies with respect to any security for the Obligations (including, without limitation, the Collateral) at such time and in such order and in such manner as the Agent and the Secured Parties may decide and whether or not every aspect thereof is commercially reasonable and whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that any Guarantor would otherwise have; and

(viii) any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of any Guarantor or Grantor as an obligor in respect of the Obligations or which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower or any other Guarantor or Grantor for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, whether in a Insolvency or Liquidation Proceeding or in any other instance.

(e) In addition each Guarantor further waives any and all other defenses, set-offs or counterclaims (other than a defense of payment or performance) which may at any time be available to or be asserted by it, any Borrower, or any other Guarantor or Person against any Secured Party, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.

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2.4 Rights of Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Obligations by any Guarantor or is received or collected on account of the Obligations from any Guarantor or its property:

(a) If such payment is made by a Guarantor (including any Borrower) or from its property in respect of the Obligations of another Guarantor, such Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Obligations, (A) to demand and enforce reimbursement for the full amount of such payment from such other Guarantor (including any Borrower, as applicable) and (B) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by the court. For purposes of the foregoing, all guarantees of any Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guaranty under Section 2 hereof.

(b) If and whenever (after Discharge of the Obligations) any right of reimbursement or contribution becomes enforceable by any Guarantor (including any Borrower) against any other Guarantor (including any Borrower) whether under Sections 2.2(a) or otherwise, such Guarantor shall be entitled, subject to and upon Discharge of the Obligations, to be subrogated (equally and ratably with all other Guarantors entitled to reimbursement or contribution from any other Guarantor as set forth in this Section 2.4) to any security interest that may then be held by the Agent upon any Collateral granted to it in this Agreement. Any right of subrogation of any Guarantor (including any Borrower) shall be enforceable solely after a Discharge of the Obligations and solely against the Guarantors, and not against the Secured Parties, and neither the Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded by any Guarantor, then, after Discharge of the Obligations, the Agent shall deliver to the Guarantors making such demand, or to a representative of such Guarantor or of the Guarantors generally, an instrument satisfactory to the Agent transferring, on a quitclaim basis without any recourse, representation, warranty or any other obligation whatsoever, whatever security interest the Agent then may hold in whatever Collateral may then exist that was not previously released or disposed of or acquired by the Agent.

(c) All rights and claims arising under this Section 2.4 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Guarantor (including any Borrower) as to any payment on account of the Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior Discharge of the Obligations. Until Discharge of the Obligations, no Guarantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in

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cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Guarantor in any bankruptcy case or receivership or insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Agent, for application to the payment of the Obligations. If any such payment or distribution is received by any Guarantor, it shall be held by such Guarantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Guarantor to the Agent, in the exact form received and, if necessary, duly endorsed.

(d) The obligations of the Guarantors under the Loan Documents, including their liability for the Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.4. The invalidity, insufficiency, unenforceability or uncollectability of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

2.5 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Agent located at the Funding Office specified in the Credit Agreement.

2.6 Subordination of Other Obligations. Any Indebtedness of any Borrower or any other Guarantor now or hereafter held by any other Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after a Specified Event of Default has occurred and is continuing shall be held in trust for the Agent on behalf of the Secured Parties and shall forthwith be paid over to the Agent for the benefit of the Secured Parties to be credited and applied against the Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

2.7 Financial Condition of Borrowers and other Guarantors. The Loans may be made to the Borrowers on the Closing Date or continued from time to time and any Specified Hedge Agreements and Specified Cash Management Agreements may be entered into from time to time, in each case, without notice to or authorization from any Guarantor regardless of

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the financial or other condition of any Borrower or any other Guarantor at the time of any such grant or continuation or at the time such Specified Hedge Agreement or Specified Cash Management Agreement is entered into, as the case may be. No Secured Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of any Borrower or any other Guarantor. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, and relinquishes any duty on the part of any Secured Party to disclose any matter, fact or thing relating to the business, operations or condition of the Borrowers or any other Guarantor now known or hereafter known by any Secured Party.

2.8 Duration of Guaranty, Discharge of Guaranty Upon Sale of Guarantor. (a) Except as provided in 2.8(b) below, the guarantee contained in this Section 2 shall remain in full force and effect until the Discharge of the Obligations.

(b) If all of the Equity Interests of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions of the Loan Documents to a Person that is not an Affiliate of any Borrower or any other Guarantor, the guarantee of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Secured Party or other Person effective as the time of such sale or disposition.

2.9 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded, disgorged or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any other Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any other Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

SECTION 3. GRANT OF SECURITY INTEREST; CONTINUING LIABILITY UNDER COLLATERAL

(a) Each Grantor hereby grants to the Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, subject to the last sentence of this Section 3(a), the “Collateral”), as collateral security for the prompt and complete payment and performance when due

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(whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(i) all Accounts, including all Receivables;

(ii) all Chattel Paper;

(iii) all Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Intellectual Property;

(ix) all Inventory;

(x) all Investment Property;

(xi) all Letter of Credit Rights;

(xii) all Money;

(xiii) all Pledged Equity Interests:

(xiv) all Goods not otherwise described above;

(xv) all Collateral Accounts;

(xvi) all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

(xvii) all commercial tort claims now or hereinafter described on Schedule 9; and

(xviii) to the extent not otherwise included, all Proceeds, products accessions, rents and profits of any and all of the foregoing and all collateral security, Supporting Obligations and guarantees given by any Person with respect to any of the foregoing.

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Notwithstanding the foregoing provisions of this Section 3(a), the foregoing grant of a security interest shall not extend to, and the term “Collateral” shall not include (a) FCC Licenses to the extent (but only to the extent) it is unlawful to grant a security interest therein; provided, however, that the foregoing grant of a security interest shall extend to, and the Collateral shall include, each of the following: (A) the right to receive all proceeds derived or arising from or in connection with the sale, assignment, transfer or transfer of control over such FCC Licenses; (B) any and all proceeds of any FCC Licenses that are otherwise excluded; and (C) upon obtaining the consent of the FCC with respect to any such otherwise excluded FCC Licenses, such FCC Licenses as well as any and all proceeds thereof that might theretofore have been excluded from such grant of a security interest and from the Collateral and (b) Excluded Assets. It is understood that with respect to the Specified IP Assets, the above grant is effective only to the extent such security interest can be granted pursuant to this Agreement.

(b) Each Borrower hereby acknowledges that its grant contained in this Section 3 includes all of such Borrower’s estate, right, title and interest in, to and under each Lease and Services Document, including (i) the right to give all notices, consents and releases thereunder, (ii) the right to give all notices of termination and to take any legal action upon the breach of an obligation of the Lessor (as defined in the Intercompany Lease Agreement) and the Provider (as defined in the Services Agreement) thereunder, including the commencement, conduct and consummation of proceedings at law or in equity, (iii) the right to receive all notices, accountings, consents, releases and statements thereunder and (iv) the right to do any and all other things whatsoever that any Grantor is or may be entitled to do thereunder; provided that notwithstanding anything herein to the contrary, but subject to any rights granted to the Agent pursuant to the terms of the Lease and Services Documents, the Agent shall not have the authority to exercise any of the rights set forth in clauses (i) through (iv) above or that may otherwise arise as a result of the grant contained in Section 3 until an Event of Default shall occur and be continuing.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Agent, the Administrative Agent, the Lead Arrangers, and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, and to induce the Cash Management Banks and Qualified Counterparties to enter into Specified Cash Management Agreements and Specified Hedge Agreements, each Grantor hereby represents and warrants to the Secured Parties on the Closing Date that:

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4.1 Representations in Credit Agreement. The representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Grantor or to the Loan Documents to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct, in all material respects, except for representations and warranties that are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct (after giving effect to any such qualification therein) in all respects as of such date, in each case, unless expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Secured Parties shall be entitled to rely on each of such representations and warranties as if they were fully set forth herein, provided that each reference in each such representation and warranty to any Borrower’s knowledge shall, for the purposes of this Section 4.l, be deemed to be a reference to such Grantor’s knowledge.

4.2 Title; No Other Liens. Such Grantor owns each item of the Collateral free and clear of any and all Liens or claims, except for the Liens or claims created under this Agreement, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as Grantor under a security agreement entered into by another Person, except, in the case of all Collateral other than Pledged Equity Interests, for Liens permitted under Section 8.3 of the Credit Agreement and, in the case of Pledged Equity Interests, for non-consensual Liens permitted under Section 8.3 of the Credit Agreement imposed by any Requirement of Law. No financing statement, mortgage or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement or as to which documentation to terminate the same shall have been delivered to the Agent.

4.3 Valid, Perfected First Priority Liens. (a) Except with respect to Specified IP Assets, this Agreement is effective to create a valid and enforceable security interest in the Collateral in favor of the Agent to secure the payment and performance of the Obligations, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) Except with regard to Liens (if any) on Specified Assets: Upon the completion of the Perfection Actions (as defined below), the security interest created pursuant to this Agreement (A) will be (to the extent provided in this Agreement) a perfected security interest in the Collateral in favor of the Agent, and (B) will be prior to

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all other Liens of all other Persons other than Permitted Liens, and enforceable as such as against all other Persons other than Ordinary Course Transferees, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). As used in this Section 4.3(b), the following terms have the following meanings:

“Financing Statements”: the financing statements delivered to the Agent by Holdings for filing in the jurisdictions listed on Schedule 5.19(a) of the Credit Agreement (which financing statements are in proper form for filing in such jurisdiction).

“Ordinary Course Transferees”: (i) with respect to Goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Sections 9-320(a) and 9-321 of the UCC as in effect from time to time in the relevant jurisdiction; (ii) with respect to General Intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the UCC as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the UCC as in effect from time to time in the relevant jurisdiction.

“Perfection Actions”: (i) the filing or recording of the Financing Statements, the Mortgages, any Intellectual Property Security Agreement as set forth in Schedule 3, and any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law, (ii) the delivery to and continuing possession by the Agent of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, and (iii) the obtaining and maintenance of “control” (as described in the UCC) by the Agent of all Deposit Accounts, the Collateral Account and Electronic Chattel Paper a security interest in which is perfected by control.

“Permitted Liens”: Liens permitted pursuant to the Credit Agreement, including without limitation those permitted to exist pursuant to Section 8.3 of the Credit Agreement.

“Specified Assets”: the following property of the Grantors:

(1) Fixtures, Money and Cash Equivalents (other than Cash Equivalents constituting Investment Property to the extent a security interest is perfected by the filing of a financing statement under the UCC);

(2) Specified IP Assets;

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(3) Uncertificated Securities (to the extent a security interest is not perfected by the filing of a financing statement);

(4) Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside the United States, any State, territory or dependency thereof or the District of Columbia (except to the extent the such filings or other actions have been made or taken);

(5) goods included in Collateral received by any Person for “sale or return” within the meaning of Section 2-326 of the UCC of the applicable jurisdiction, to the extent of claims of creditors of such Person; and

(6) Proceeds of Accounts, Receivables or Inventory which do not themselves constitute Collateral or which do not constitute identifiable Cash Proceeds or which have not yet been transferred to or deposited in the Collateral Account (if any).

4.4 Name; Jurisdiction of Organization, Etc. On the date hereof, such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of formation or organization), jurisdiction of organization, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 4. On the date hereof, each Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. Except as otherwise indicated on Schedule 4, the jurisdiction of each such Grantor’s organization of formation is required to maintain a public record showing the Grantor to have been organized or formed. Except as specified on Schedule 4, it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (if applicable) or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the past five years and has not within the last five years become bound (whether as a result of merger or otherwise) as Grantor under a security agreement entered into by another Person, which has not heretofore been terminated. Unless otherwise stated on Schedule 4, such Grantor is not a transmitting utility as defined in UCC § 9-102(a)(80).

4.5 Inventory and Equipment. (a) On the date hereof, the Inventory and the Equipment are kept at the locations listed on Schedule 5. The provisions of this Section 4.5 shall not apply to Equipment or Inventory that is in transit, that has been sold (including sales on consignment or approval in the ordinary course of business), that is out for repair, that is at other locations for purposes of onsite maintenance or repair or to Equipment and Inventory at locations with less than $1,000,000 in aggregate value.

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(b) None of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or is otherwise in the possession of any bailee or warehouseman.

4.6 Special Collateral; Excluded Collateral. (a) None of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care Insurance Receivables, (5) timber to be cut or (6) aircraft engines, satellites, ships or railroad rolling stock

(b) No Excluded Asset is material to the business of such Grantor other than as set forth on Schedule 7 hereto.

4.7 Investment Property. (a) Schedule 2 hereto sets forth under the headings “Pledged Stock”, “Pledged LLC Interests” and “Pledged Partnership Interests” respectively, all of the Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests or percentage of partnership interests of the respective issuers thereof indicated on such Schedule. Schedule 2 hereto sets forth under the heading “Pledged Debt Securities” or “Pledged Notes” all of the Pledged Debt Securities and Pledged Notes representing or evidencing Indebtedness from time to time owed to any Grantor in an aggregate principal amount in excess of $1,000,000 and all of such Pledged Debt Securities and Pledged Notes have been, in the case of those issued by Affiliates of such Grantor, or, in the case of those issued by Persons that are not Affiliates of such Grantor, to the knowledge of such Grantor have been, duly authorized, authenticated, issued, and delivered and are the legal, valid and binding obligation of the issuers thereof enforceable in accordance with their terms and are not in default, and in the case of those issued by Affiliates of such Grantor, constitute all of the issued and outstanding inter-company indebtedness owed from Affiliates evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor. Schedule 2 hereto (as such schedule may be amended from time to time) sets forth under the headings “Securities Accounts,” “Commodities Accounts,” and “Deposit Accounts” respectively, all of the Securities Accounts, Commodities Accounts and Deposit Accounts, in each case, with amounts contained therein in excess of $1,000,000, in which each Grantor has an interest. Each Grantor is the sole entitlement holder or customer of each such account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Agent pursuant hereto or as set forth on Schedule 2 hereto) having “control” (within the meanings of Sections 8-106, 9-106 and 9-104 of the UCC) over, or any other interest in, any such Securities Account, Commodity Account or Deposit Account or any securities, commodities or other property credited thereto.

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(b) The shares of Pledged Stock pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of the Equity Interests of each Issuer owned by such Grantor other than any such Equity Interests that are Excluded Assets.

(c) All the shares of the Pledged Equity Interests have been duly and validly issued and are fully paid and nonassessable.

(d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property and Deposit Accounts pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except for the Liens, options or claims created under this Agreement and, in the case of Pledged Equity Interests, non-consensual Liens permitted under Section 8.3 of the Credit Agreement imposed by any Requirement of Law, and, in the case of all other Collateral, any Liens under Section 8.3 of the Credit Agreement.

4.8 Receivables. (a) No amount in excess of $500,000 individually or $1,000,000 in the aggregate payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Tangible Chattel Paper which has not been delivered to the Agent or constitutes Electronic Chattel Paper that has not been subjected to the control (within the meaning of Section 9-105 of the UCC) of the Agent.

(b) None of the Grantors has Receivables in excess of $500,000 individually or $1,000,000 in the aggregate with respect to which the obligor is a Governmental Authority.

4.9 Intellectual Property.

(a) Schedule 6 lists all of the following Intellectual Property, to the extent owned by such Grantor: (i) issued Patents and pending Patent applications, (ii) registered Trademarks and applications for the registration of Trademarks (other than Internet domain names), and (iii) registered Copyrights and applications to register Copyrights. As of the date hereof, except as set forth on Schedule 6, all such Patents, Trademarks and Copyrights are recorded in the name of such Grantor. Except as set forth on Schedule 6, such Grantor is the sole and exclusive owner of the entire right, title and interest in and to such Patents, Trademarks and Copyrights, and, to the knowledge of such Grantor, any other Material Intellectual Property owned by such Grantor, in each case free and clear of all Liens, except for Liens permitted by Section 8.3 of the Credit Agreement.

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(b) Except as set forth on Schedule 6 and/or as could not reasonably be expected to have a Material Adverse Effect, all registrations and applications for Patents, Trademarks and Copyrights owned by such Grantor are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, nor, in the case of Patents, are any issued Patents owned by such Grantor the subject of a reexamination proceeding, and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees required to maintain each and every registration and application of Copyrights, Patents and Trademarks owned such Grantor constituting Material Intellectual Property in full force and effect.

(c) Except for those matters which (i) are disclosed on Schedule 6 and/or (ii) could not reasonably be expected to have a Material Adverse Effect, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, alleging that such Grantor, or the conduct of such Grantor’s business infringes, misappropriates, dilutes, or otherwise violates the intellectual property rights of any other Person. Except as set forth on Schedule 6, to the knowledge of such Grantor, no Person is engaging in any activity that infringes, misappropriates, dilutes or violates any Intellectual Property owned by such Grantor, except for such infringement, misappropriation, dilution or violation that could not reasonably be expected to have a Material Adverse Effect.

(d) Schedule 6 lists all exclusive Copyright Licenses held by such Grantor that constitute Material Intellectual Property.

(e) Except at could not reasonably be expected to have a Material Adverse Effect, such Grantor has taken commercially reasonable efforts to control the nature and quality of its products sold and its services rendered under or in connection with its owned Trademarks.

(f) Except as could not reasonably be expected to have a Material Adverse Effect, to the extent required by applicable law and reasonably practicable, such Grantor has been using appropriate statutory notice of registration in connection with its use of its owned registered Trademarks, issued Patents and registered Copyrights.

(g) Except for those matters which (i) are disclosed on Schedule 6 and/or (ii) could not reasonably be expected to have a Material Adverse Effect, no holding, decision, ruling, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity, enforceability, or scope of, or such Grantor’s right to register, own or use, any Material Intellectual Property owned by such Grantor or such Grantor’s ownership interest therein, and no such action or proceeding is pending or, to such Grantor’s knowledge, threatened.

(h) Except for those matters which (i) are disclosed on Schedule 6 and/or (ii) could not reasonably be expected to have a Material Adverse Effect, no settlements or consents, covenants not to sue, coexistence agreements, non-assertion assurances, or releases have been entered into by such Grantor in any manner that adversely impacts such Grantor’s rights to own, license to others or use any Material

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Intellectual Property owned by such Grantor. Except as could not reasonably be expected to have a Material Adverse Effect, the consummation of the transactions contemplated by this Agreement will not result in the termination, suspension, limitation or other impairment of any of such Grantor’s rights in its Material Intellectual Property.

(i) Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor has taken commercially reasonable efforts to protect the confidentiality of its Trade Secrets constituting its Material Intellectual Property.

4.10 Letter of Credit Rights. No Grantor is a beneficiary or assignee under any letter of credit with potential value in excess of $1,000,000 other than the letters of credit described on Schedule 8 hereto which Schedule shall be promptly updated by the applicable Grantor from time to time to reflect any additional letter of credit rights with potential value in excess of $1,000,000 obtained since such schedule was last delivered.

4.11 Commercial Tort Claims. No Grantor has any commercial tort claims with a potential value in excess of $1,000,000 other than those described on Schedule 9, which schedule shall be promptly updated by the Grantor and delivered to the Agent from time to time to reflect any additional commercial tort claims with a potential value in excess of $1,000,000 arising since such schedule was last delivered.

4.12 Lease and Services Documents. The right, title and interest of such Grantor in, to and under the Lease and Services Document are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Discharge of the Obligations:

5.1 [Intentionally Omitted].

5.2 Delivery and Control of Instruments, Chattel Paper, Negotiable Documents, Investment Property and Deposit Accounts.

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(a) If any amount in excess of $1,000,000 payable under or in connection with any of the Collateral is or shall become evidenced or represented by any Instrument, Certificated Security, Negotiable Document or Tangible Chattel Paper, such Instrument (other than checks received in the ordinary course of business), Certificated Security, Negotiable Documents or Tangible Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

(b) If any of the Collateral with a value in excess of $1,000,000 is or shall become “Electronic Chattel Paper” such Grantor shall ensure that (i) a single authoritative copy exists which is unique, identifiable, unalterable (except as provided in clauses (iii), (iv) and (v) of this paragraph), (ii) such authoritative copy identifies the Agent as the assignee and is communicated to and maintained by the Agent or its designee, (iii) copies or revisions that add or change the assignee of the authoritative copy can only be made with the participation of the Agent, (iv) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy and not the authoritative copy and (v) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

(c) Each Grantor shall maintain Deposit Accounts (excluding any Deposit Account exclusively used for payroll, payroll taxes and other employee wage and benefit payments) with a value in excess of $1,000,000 only with financial institutions that have agreed to comply with entitlement orders and instructions issued or originated by the Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Agent.

5.3 Maintenance of Perfected Security Interest; Further Documentation. (a) Except with respect to the Specified Assets, and to the extent described in Section 4.3, such Grantor shall take all actions reasonably requested by the Collateral Agent to maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall take all commercially reasonable actions to defend such security interest against the claims and demands of all Persons whomsoever, subject in each case to such claims or demands permitted by the Credit Agreement and the rights (if any) of such Grantor under the Loan Documents to Dispose of Collateral.

(b) Such Grantor will furnish to the Agent from time to time in accordance with the terms of this Agreement, statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such Grantor as the Agent may reasonably request, all in reasonable detail.

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(c) Except with respect to the Specified Assets, at any time and from time to time, upon the reasonable written request of the Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any United States jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto to the extent required thereunder, including without limitation, executing and delivering and causing the relevant depositary bank or securities intermediary to execute and deliver a control agreement in form and substance reasonably satisfactory to the Agent.

(d) In the event that a Grantor hereafter acquires any Collateral of a type described in Section 4.6(a) hereof, it shall promptly notify the Agent in writing and use commercially reasonable efforts to take such actions and execute such documents and make such filings all at such Grantor’s expense as the Agent may reasonably request in order to ensure that the Agent has a valid, perfected, first priority security interest in such Collateral, subject, in the case of priority only, to any Liens expressly permitted by Section 8.3 of the Credit Agreement. Notwithstanding the foregoing, no Grantor shall be required to so notify the Agent or to take any such action unless the Collateral is of a value in excess of $1,000,000 or is material to such Grantor’s business.

5.4 Changes in Locations, Name, Jurisdiction of Incorporation, etc. Such Grantor will not, except upon 10 days’ prior written notice to the Agent (or such shorter notice period or subsequent notice period as shall be reasonably satisfactory to the Agent) and delivery to the Agent of duly authorized and, where required, executed copies of all additional financing statements and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests provided for herein, without limiting the prohibitions on mergers involving the Grantors contained in the Credit Agreement, change its legal name, jurisdiction of organization or, in the case of a Grantor that is not a registered organization organized under the law of a state of the United States, the location of its chief executive office or sole place of business, if applicable, from that referred to in Section 4.4.

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5.5 Notices. Such Grantor will advise the Agent promptly, in reasonable detail, of:

(a) any Lien (other than any Liens expressly permitted by Section 8.3 of the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Agent to exercise any of its remedies hereunder; and

(b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.6 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the capital stock or other Pledged Equity Interest of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Equity Interests, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Agent in the exact form received, duly endorsed by such Grantor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Equity Interests upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Equity Interests or any property shall be distributed upon or with respect to the Pledged Equity Interests pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Agent, be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Equity Interests shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Agent, such consent not to be unreasonably withheld, such Grantor will not (i) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof or any interest therein or (ii) without the prior written consent of the Agent, such consent not to be unreasonably withheld, cause or permit any Issuer of any Pledged Partnership Interests or Pledged LLC

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Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, that notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (ii), such Grantor shall promptly notify the Agent in writing of any such election or action and, in such event, use commercially reasonable efforts to take steps necessary or advisable to establish the Agent’s “control” thereof.

(c) Each Grantor which is an Issuer, agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Equity Interests issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) with respect to the Pledged Equity Interests issued by it and (iii) the terms of Sections 5.7(c) and 6.6 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.7(c) or 6.6 with respect to the Pledged Equity Interests issued by it.

5.7 Voting and Other Rights with Respect to Pledged Securities. (a) Unless (x) a Specified Event of Default shall have occurred and be continuing or (y) the Loans were accelerated pursuant to Section 9.1 of the Credit Agreement, and the Agent shall have given notice to the relevant Grantor of the Agent’s intent to exercise its corresponding rights pursuant to Section 5.7(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Equity Interests and all payments made in respect of the Pledged Notes or Pledged Debt Securities, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Equity Interests; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which would materially and adversely impair the Collateral or which would result in any material violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) If (x) a Specified Event of Default shall occur and be continuing or (y) the Loans have been accelerated pursuant to Section 9.1 of the Credit Agreement, and the Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors: (i) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other consensual rights and (ii) the Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Pledged Equity Interests to its name or the name of its nominee or agent. In addition,

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the Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Pledged Equity Interests for certificates or instruments of smaller or larger denominations. In order to permit the Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request and each Grantor acknowledges that the Agent may utilize the power of attorney set forth herein.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Equity Interest pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Agent in writing that (x) states that (1) a Specified Event of Default has occurred and is continuing or (2) the Loans have been accelerated pursuant to Section 9.1 of the Credit Agreement and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Equity Interests directly to the Agent.

5.8 Receivables. (a) No Grantor will (i) grant any extension of the time of payment of any Receivable required to be included in Collateral, (ii) compromise or settle any Receivable required to be included in Collateral for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable required to be included in Collateral, (iv) allow any credit or discount whatsoever on any Receivable required to be included in Collateral or (v) amend, supplement or modify any Receivable required to be included in Collateral; provided that notwithstanding any of the above, such extensions, compromises, settlements, releases, credits, discounts, amendments, supplements or modifications shall be permitted if (A) they occur in the ordinary course of business (it being acknowledged that each Grantor in the ordinary course of its business compromises and settles Receivable for significantly less than the full amount thereof and routinely gives significant credits or discounts), (B) they are otherwise permitted by the Loan Documents, or (C) they (1) would not reasonably be expected to materially adversely affect the value of the Receivable required to be included in Collateral taken as a whole.

(b) Such Grantor will deliver to the Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

(c) Other than in the ordinary course of business consistent with its past practice or as could not reasonably be expected to have a Material Adverse Effect, each Grantor shall perform and comply with all of its obligations with respect to the Receivables.

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5.9 Intellectual Property. Except as provided in the Credit Agreement: (a) Such Grantor will not, (and shall use commercially reasonable efforts to ensure its licensees will not), without the prior written consent of the Agent, discontinue use of any Material Intellectual Property owned by such Grantor, or do any act or omit to do any act whereby any Material Intellectual Property owned by such Grantor may lapse, become abandoned, cancelled, dedicated to the public, forfeited, or otherwise impaired, or abandon any application or any right to file an application for a Copyright, Patent, or Trademark constituting Material Intellectual Property owned by such Grantor.

(b) Such Grantor shall take all commercially reasonable steps, including in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, as applicable, to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by or, with respect to any registered Copyright exclusively licensed to such Grantor (to the extent permitted by applicable law) and constituting Material Intellectual Property, including, but not limited to, those applications and registrations listed on Schedule 6.

(c) Such Grantor agrees that, (i) should it obtain an ownership interest in any item of Intellectual Property which is not now a part of the Collateral, (ii) should it obtain an exclusive license to any registered Copyright which is not now a part of the Collateral, (iii) should it (either by itself or through any agent, employee, licensee, or designee on such Grantor’s behalf) file any application for the registration or issuance of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or in any political subdivision of any of the foregoing, or (iv) should it file a Statement of Use or an Amendment to Allege Use with respect to any Intent-to-Use Application (collectively, the “After-Acquired Intellectual Property”), then the provisions of Section 3 shall automatically apply thereto, and any such After-Acquired Intellectual Property shall automatically become part of the Collateral, and it shall give prompt written notice thereof to the Agent in accordance with Section 7.2(a) of the Credit Agreement, and it shall provide the Agent promptly in accordance with Section 7.2(a) of the Credit Agreement with an amended Schedule 6 hereto and promptly take the actions specified in 5.10(d) with respect thereto.

(d) Such Grantor agrees to execute Intellectual Property Security Agreements with respect to any United States issued Patents and Patent applications, any United States registered Trademarks and applications for the registration of United States Trademarks (except any Intent-to-Use Applications), any United States registered Copyrights and applications to register United States Copyrights, and any Copyright Licenses that grant to such Grantor any exclusive right in or to any United States

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registered Copyright (collectively, “Perfected IP”), in each case, included in the Collateral as of the date hereof, as well as any Perfected IP constituting After-Acquired Intellectual Property, in substantially the form of Exhibits C-1, C-2, and C-3 in order to record the security interest granted herein to the Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and such Grantor shall promptly execute and deliver, and have recorded, any and all other agreements, instruments, documents, and papers as the Agent may reasonably request to evidence the Secured Parties’ security interest in any such Intellectual Property with any other applicable offices, agencies, or Governmental Authorities within the United States.

(e) Such Grantor shall use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or may in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any Material Intellectual Property owned by such Grantor under such contracts.

(f) Such Grantor shall promptly notify the Agent if it knows that any Patent, Trademark or Copyright that is registered or subject to an application for registration that is Material Intellectual Property owned by such Grantor may become (i) abandoned or dedicated to the public or placed in the public domain, (ii) invalid or unenforceable, (iii) subject to any adverse determination or development regarding such Grantor’s ownership, registration or use or the validity or enforceability of such Patent, Trademark or Copyright (including the institution of, or any adverse development with respect to, any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court) or (iv) the subject of any reversion or termination rights.

(g) Such Grantor will (and shall use commercially reasonable efforts to ensure that its licensees will), to the extent it has determined such notice is necessary and is reasonably practicable, use proper notice of its Patent, Trademark or Copyright rights in connection with the use of any of its owned Material Intellectual Property.

(h) In the event that any Person initiates, or threatens in writing to initiate, any action or proceeding alleging that such Grantor, or the conduct of such Grantor’s business, infringes, misappropriates, dilutes, or otherwise violates the intellectual property of any other Person, and such action or proceeding could reasonably be expected to have a Material Adverse Effect, such Grantor shall promptly notify the Agent after it learns thereof.

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(i) In the event that any Material Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, diluted or otherwise violated by another Person, such Grantor shall promptly (i) take actions that it considers reasonable under the circumstances to stop such infringement, misappropriation, dilution or other violation and to protect its rights in such Material Intellectual Property, and (ii) notify the Agent after it learns thereof.

(j) Such Grantor shall take such commercially reasonable steps as it determines necessary in its reasonable business judgment to protect the secrecy of all Trade Secrets constituting Material Intellectual Property, including, without limitation, entering into confidentiality agreements with employees and consultants and labeling and restricting access to secret information and documents.

5.10 Government Receivables. If any Grantor shall at any time after the date of this Agreement acquire or become the beneficiary of Receivables in excess of $5,000,000 in the aggregate in respect of which the account debtor is an Applicable Governmental Authority (as defined below), such Grantor shall (i) promptly thereafter notify the Agent thereof, (ii) provide to the Agent all such documents and instruments, and take all such actions, as shall be reasonably requested by the Agent to enable the Agent to comply with the requirements of the Federal Assignment of Claims Act or any other Requirement of Law to perfect its security interest in such Receivables and obtain the benefits of such Act or Law with respect thereto and (iii) otherwise comply with its obligations under Section 5.3(c) with respect thereto. As used in this paragraph, the term “Applicable Governmental Authority” shall mean any Governmental Authority the law applicable to which provide that, for a creditor of a Person to which such Governmental Authority has an obligation to pay money, whether pursuant to a Receivable, a General Intangible or otherwise, to perfect such creditor’s Lien on such obligation and/or to obtain the full benefits of such Lien and such Law, certain notice, filing, recording or other similar actions other than the filing of a financing statement under the UCC must be given, executed, filed, recorded, delivered or completed, including, without limitation, any Federal Governmental Authority to which the Federal Assignment of Claims Act of 1940 is applicable.

SECTION 6. REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Receivables. (a) The Agent shall have the right annually (or, if an Event of Default has occurred and is continuing, at any time) to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Agent may require in connection with such test verifications. Annually (or, if an Event of Default has occurred and is continuing, at any time), upon the Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

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(b) The Agent hereby authorizes each Grantor to collect such Grantor’s Receivables and each Grantor hereby agrees to continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable and any Supporting Obligation, in each case, at its own expense consistent with its reasonable business judgment; provided, however, that the Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) be deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Secured Parties only as provided in Section 6.4, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) If an Event of Default has occurred and is continuing, at the Agent’s request, each Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

6.2 Communications with Obligors; Grantors Remain Liable. (a) The Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Agent’s satisfaction the existence, amount and terms of any Receivables.

(b) After the occurrence and during the continuance of an Event of Default, the Agent may at any time notify, or require any Grantor to so notify, the Account Debtor or counterparty on any Receivable of the security interest of the Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or counterparty to make all payments under the Receivable directly to the Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise

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thereto) by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3 Proceeds to be Turned Over To Agent. In addition to the rights of the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, Cash Equivalents, checks and other near-cash items shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Agent, if required). All Proceeds received by the Agent hereunder shall be held by the Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.4.

6.4 Application of Proceeds. At such intervals as may be agreed upon by the Borrowers and the Agent (acting with the consent of the Controlling Parties), or, if an Event of Default shall have occurred and be continuing, at any time at the Agent’s election, the Agent may (and, if directed by the Controlling Parties, shall), notwithstanding the provisions of Section 4.2 of the Credit Agreement, apply all or any part of the Collateral and/or net Proceeds thereof (after deducting fees and expenses as provided in Section 6.5) realized through the exercise by the Agent of its remedies hereunder, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations. The Agent shall apply any such Collateral or Proceeds thereof to be applied in the following order:

First, to the Agent, to pay incurred and unpaid fees and expenses of the Secured Parties under the Loan Documents;

Second, to the Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

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Third, to the Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations not then due and owing to the Secured Parties; and

Fourth, any balance of such Proceeds remaining after a Discharge of the Obligations shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same.

Any Proceeds not applied shall be held by the Agent as Collateral.

In addition, with respect to any proceeds of Insurance received by the Agent, (x) if no Event of Default shall have occurred and be continuing, such Insurance Proceeds shall be returned to the Grantors if permitted or required by the Credit Agreement and (y) if an Event of Default shall have occurred and be continuing, then such Insurance Proceeds shall be held as Collateral.

6.5 Code and Other Remedies. (a) If an Event of Default shall occur and be continuing, the Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and its rights under any other applicable law or in equity. Without limiting the generality of the foregoing, if an Event of Default shall occur and be continuing, the Agent, without demand of performance or other demand, defense, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, presentments, protests, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may, subject to pre-existing rights and licenses, forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party, on the internet or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent may store, repair or recondition any Collateral or otherwise prepare any Collateral for disposal in the manner and to the extent that the Agent deems appropriate. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. For purposes of bidding and making settlement or payment of the purchase price for all or a portion of the Collateral sold at any such sale made in accordance with the UCC, the Agent shall be entitled to use and

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apply any of the Obligations on a pro rata basis as a credit on account of the purchase price for any Collateral payable by the Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Agent may sell the Collateral without giving any warranties as to the Collateral. The Agent may specifically disclaim or modify any warranties of title or the like. The foregoing will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Each Grantor hereby waives any claims against the Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Agent’s request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Agent shall have the right to enter onto the property where any Collateral is located without any obligation to pay rent and take possession thereof with or without judicial process. The Agent shall have no obligation to marshal any of the Collateral.

(b) The Agent shall deduct from such Proceeds all reasonable out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements. Any net Proceeds remaining after such deductions shall be applied or retained by the Agent in accordance with Section 6.4.

(c) In the event of any Disposition of any of the Intellectual Property, the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included, and, to the extent required under applicable law, the applicable Grantor shall supply the Agent or its designee with (i) copies of such Grantor’s documents and things embodying such Grantor’s know-how and expertise, relating to the exploitation of such Intellectual Property, including the manufacture, distribution, advertising and sale of products or the provision of services under such Intellectual Property, and (ii) copies of such Grantor’s customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of such products and services.

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(d) For the purpose of enabling Agent to exercise rights and remedies under this Section 6.5 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, license out, convey, transfer or grant options to purchase any Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of the Secured Parties, subject to pre-existing rights and licenses, (i) an irrevocable, nonexclusive, and assignable license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, practice, license, sublicense, and otherwise exploit any and all Intellectual Property now owned and held or hereafter acquired or created by such Grantor (which license shall include access to all media in which any of the licensed items may be recorded or stored and to all software and programs used for the compilation or printout thereof to the extent permitted by the terms of applicable licenses) and (ii) an irrevocable license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all real property owned, operated, leased, subleased, or otherwise occupied by such Grantor.

6.6 Effect of Securities Laws. (a) Each Grantor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Equity Interests or the Pledged Debt Securities by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests or the Pledged Debt Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity Interests or the Pledged Debt Securities pursuant to this Section 6.6 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants

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contained in this Section 6.6 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.6 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or a defense of payment.

6.7 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

6.8 Compliance with FCC Laws. Notwithstanding anything in this Agreement to the contrary, no action shall be taken by the Agent or the Secured Parties with respect to the foreclosure on, sale, transfer or disposition of, or control of, the Collateral that would constitute or result in any assignment or transfer of control, whether de jure or de facto, of any FCC License, if such assignment or transfer of control would require under then existing law (including Communications Laws) the prior approval of the FCC, without first obtaining such approval of the FCC.

SECTION 7. POWER OF ATTORNEY AND FURTHER ASSURANCES

7.1 Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable required to be included in Collateral hereunder or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

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(ii) except with respect to the Specified IP Assets, in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or purchase any insurance called for by the terms of the Loan Documents and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.5 or 6.6, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; (7) subject to preexisting rights and licenses, assign any Copyright, Patent or Trademark owned by such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its reasonable discretion determine; and (8) generally, but subject to preexisting rights and licenses, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do;

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(vi) prepare draft applications seeking the FCC’s consent to transfer control of, or assign, FCC Licenses, and provided such applications are certified as accurate and are executed by an officer of the appropriate Grantor, file such applications with the FCC; and

(vii) to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes;

provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Agent or any other Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Agent or any other Secured Party. It is understood and agreed that the appointment of the Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Agent or any other Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent or any other Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Agent agrees that, except as provided in Section 7.1(b), it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement; provided, however, that unless an Event of Default has occurred and is continuing or time is of the essence, the Agent shall not exercise any of the powers in this Section 7.1 without first making demand on the Grantor and the Grantor failing to promptly comply therewith.

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(c) The reasonable out-of-pocket expenses of the Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2 Authorization of Financing Statements. Each Grantor acknowledges that pursuant to Section 9-509(b) of the UCC and any other applicable law, the Agent is authorized to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Agent under this Agreement to the extent provided herein. Each Grantor agrees that such financing statements may describe the collateral in the same manner as described in the Security documents or as “all assets” or “all personal property” of the such Grantor, whether now owned or hereafter existing or acquired by such Grantor or such other description as the Agent, in its sole judgment, determines is necessary or advisable. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

7.3 Further Assurances. Each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may reasonably request in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i) except with respect to the Specified Assets, file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

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(ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending, including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office and the various Secretaries of State. For the avoidance of doubt, no Grantor shall be required to take any action in order to perfect a security interest in any Specified IP Asset;

(iii) if an Event of Default has occurred and is continuing, upon request by the Agent, assemble the Collateral and allow inspection of the Collateral by the Agent or persons designated by the Agent;

(iv) at the Agent’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Agent’s interest in all or any part of the Collateral; and

(v) furnish the Agent with such information regarding the Collateral, including, without limitation, the location thereof, as the Agent may reasonably request from time to time.

SECTION 8. THE COLLATERAL AGENT

8.1 Authority of Agent. (a) Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

(b) The Agent has been appointed to act as Agent hereunder by the Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that the

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Agent shall, after the termination of all Commitments and the payment in full of all Obligations (other than contingent indemnification obligations as to which no claim has been asserted) under the Credit Agreement and the other Loan Documents (the “Discharge of Credit Agreement Obligations”), exercise, or refrain from exercising, any remedies provided for herein and otherwise act in accordance with the instructions of the holders of a majority (the “Majority Holders”) of the sum of (x) the aggregate settlement or termination amount (exclusive of expenses and similar payments but including any early termination payments then due) under all Specified Hedge Agreements and (y) all amounts payable under Specified Cash Management Agreements (exclusive of expenses and similar payments). For purposes of the foregoing sentence, the settlement or termination value for any hedge that has not been terminated or closed out at the time of the relevant determination shall be a termination, close-out unwind or equivalent value as calculated by the appropriate swap counterparties and reported to the Agent upon request or, if any such counterparty does not provide such calculation, such value as shall be determined by the Agent in its sole discretion; provided that any Specified Hedge Agreement with a termination or close-out amount that is a negative number shall be disregarded for purposes of determining the Majority Holders. In furtherance of the foregoing provisions of this Section 8.1, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Agent for the benefit of the Secured Parties in accordance with the terms of this Section 8.1. The provisions of the Credit Agreement relating to the Agent, including, without limitation, the provisions relating to resignation or removal of the Agent and the powers and duties and immunities of the Agent, are incorporated herein by this reference and shall survive any termination of the Credit Agreement. To the extent permitted by applicable law, each Secured Party authorizes the Agent to credit bid all or any part of the Obligations held by it.

8.2 Duty of Agent. The Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys or other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners,

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employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from their own gross negligence or willful misconduct in breach of a duty owed to such Grantor.

8.3 Exculpation of the Agent. (a) The Agent shall not be responsible to any Secured Party for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or of any Security Document or the validity or perfection of any security interest or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Agent to the Secured Parties or by or on behalf of any Secured Party to the Agent or any Secured Party in connection with the Security Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Obligations, nor shall the Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Security Documents or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing.

(b) Neither the Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Secured Parties for any action taken or omitted by the Agent under or in connection with any of the Security Documents, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from their own gross negligence or willful misconduct in breach of a duty owed to the Secured Parties. The Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the Security Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Agent shall have been instructed in respect thereof by the Controlling Parties and, upon such instruction, the Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such written instructions. Without prejudice to the generality of the foregoing, (i) the Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Borrowers and their Subsidiaries), accountants, experts and other professional advisors selected by it, and (ii) no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or (where so instructed) refraining from acting hereunder or under any of the Security Documents in accordance with the Credit Agreement or in the limited circumstances specified in Section 8.1(b) hereof, the Majority Holders.

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(c) Without limiting the indemnification provisions of the Credit Agreement, each of the Secured Parties not party to the Credit Agreement severally agrees to indemnify the Agent, to the extent that the Agent shall not have been reimbursed by any Loan Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the Security Documents or otherwise in its capacity as the Agent in any way relating to or arising out of this Agreement or the Security Documents; provided, that no such Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent that any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from such Agent’s gross negligence or willful misconduct in breach of a duty owed to such Secured Party If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

(d) No direction given to the Agent which imposes, or purports to impose, upon the Agent any obligation not set forth in or arising under this Agreement or any Security Document accepted or entered into by the Agent shall be binding upon the Agent.

(e) Prior to the Discharge of Credit Agreement Obligations, the Agent may resign in accordance with Section 10.9 of the Credit Agreement. After the Agent’s resignation in accordance with Section 10.9 of the Credit Agreement, the provisions of Section 8 hereof and of Section 10 of the Credit Agreement, if any, shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Upon the acceptance of any appointment as the Agent by a successor Agent in accordance with Section 10.9 of the Credit Agreement, the retiring Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Agent in respect of the Collateral to the successor Agent. From and after the Discharge of Credit Agreement Obligations, the Majority Holders shall be entitled to appoint the successor Agent upon the resignation of the Agent.

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8.4 Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any Security Document by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Article 8 shall apply to any of the Affiliates of the Agent, to any sub-agent of the Agent and to the Affiliates of any such sub-agent, and shall apply to their respective activities in connection with the transactions contemplated hereby and by the other Security Documents as well as activities as the Agent. Notwithstanding anything herein to the contrary, each sub-agent appointed by the Agent or Affiliate of the Agent or Affiliate of any such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Loan Parties and the Secured Parties, and such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent or Affiliate acting in such capacity.

8.5 Foreclosure, etc. No Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any guarantee of the Obligations except to the extent expressly contemplated by this Agreement or the other Loan Documents, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Agent on behalf of the Secured Parties in accordance with the terms thereof. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the guarantees of the Obligations provided under the Loan Documents, to have agreed to the foregoing provisions.

8.6 Cash Management Banks and Qualified Counterparties. No Cash Management Bank or Qualified Counterparty that obtains the benefits of the Security Documents or any Collateral by virtue of the provisions of the Credit Agreement or of the Security Documents shall have any right to notice of any action or to consent to, direct or object to any action under any Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Section 8 to the contrary, the Agent shall not be required to verify

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the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Specified Cash Management Agreements and Specified Hedge Agreements unless the Agent has received written notice of such Obligations, together with such supporting documentation as the Agent may request, from the applicable Cash Management Bank or Qualified Counterparty, as the case may be.

SECTION 9. MISCELLANEOUS

9.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Credit Agreement. After the Discharge of Credit Agreement Obligations, the provisions of this Agreement may be waived, amended, supplemented or otherwise modified by a written instrument executed by each Grantor and the Majority Holders.

9.2 Notices. All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1.

9.3 No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4 Enforcement Expenses; Indemnification. (a) Each Grantor agrees to pay or reimburse each Secured Party for all its costs and expenses incurred in collecting against such Grantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the fees and disbursements of counsel to each Secured Party and of counsel to the Agent.

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(b) Each Grantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Grantor (including each Borrower) agrees to pay, and to save the Secured Parties (including all Indemnitees pursuant to Section 11.5 of the Credit Agreement who, by their acceptance of the benefits hereof, agree to be bound by this Agreement) harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrowers would be required to indemnify the Agent, the Administrative Agent and the Lenders pursuant to Section 11.5 of the Credit Agreement (it being understood and agreed that the indemnification obligations set forth in this Section 9.4(c) shall apply to the Secured Parties to the same extent that they apply to the Agent, the Administrative Agent and the Lenders under Section 11.5 of the Credit Agreement).

(d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents and the Specified Hedge Agreements and Specified Cash Management Agreements.

9.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent and any such assignment, transfer or delegation without such consent shall be null and void.

9.6 Set-Off. Each Grantor hereby irrevocably authorizes each Secured Party (other than any Qualified Counterparty or Cash Management Bank) at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by

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such party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to such Secured Party hereunder and claims of every nature and description of such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured; provided that such Secured Party (i) if it is a Lender, complies with Section 11.7 of the Credit Agreement and (ii) if it is not a Lender, turns over to the Agent the value of the set-off and appropriation permitted by this Section 9.6 for application in accordance with Section 6.4. Each such Secured Party shall notify such Grantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party (other than any Qualified Counterparty or Cash Management Bank) under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

9.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “.pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

9.8 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

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9.10 Integration/Conflict. This Agreement and the other Loan Documents represent the entire agreement of the Grantors, the Agent and the other Secured Parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by any Agent or any other Secured Party relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein. In the case of any Equity Interests of an Issuer organized under a jurisdiction other than the United States or any state or other locality thereof, in the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any applicable Foreign Security Document which cannot be resolved by both provisions being complied with, the provisions contained in such Foreign Security Document shall govern to the extent of such conflict with respect to such Collateral.

9.11 GOVERNING LAW. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

9.12 Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;

(b) agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Agreement or any other Loan Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Grantor or any of its assets in the courts of any jurisdiction;

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(d) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(e) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Agent shall have been notified pursuant thereto;

(f) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

(g) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

9.13 Acknowledgments. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party; and

(b) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

9.14 Additional Grantors. Each Subsidiary of any Borrower that is required to become a party to this Agreement pursuant to Section 7.9 of the Credit Agreement shall become a Grantor and Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

9.15 Releases. (a) At such time as there has been a Discharge of the Obligations, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall terminate, all without

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delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Agent shall deliver to such Grantor any Collateral held by the Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be Disposed of by any Grantor in a transaction permitted by the Credit Agreement, then (i) the Liens created hereby on such Collateral shall automatically be released and (ii) the Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the sole expense of Holdings, a Subsidiary Guarantor (other than BA and CA) shall be automatically released from its obligations hereunder in the event that all the Equity Interests of such Subsidiary Guarantor shall be Disposed of in a transaction permitted by the Credit Agreement; provided that Holdings shall deliver to the Agent, within five Business Days (or such longer notice period as shall be reasonably satisfactory to the Agent) after the date of such release, a certificate by Holdings identifying the relevant Subsidiary Guarantor and stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and that the Proceeds of such Disposition will be applied in accordance therewith.

(c) Each Grantor acknowledges that it is not authorized to file any financing statement (other than financing statements to maintain or continue a perfected security interest to the extent necessary to comply with Section 5.3) or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

9.16 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER

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INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES IT JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

9.17 No Fiduciary Duty. Section 11.13 of the Credit Agreement is incorporated herein, mutatis mutandis (to apply to this Agreement rather than to the Credit Agreement).

9.18 Secured Parties. By accepting the benefits of this Agreement and the Collateral, each of the Secured Parties agrees to be bound by the terms of the Security Documents and Section 10 of the Credit Agreement (which Section 10 shall be incorporated by reference herein). This Section 9.18 shall survive any termination of the Credit Agreement.

55

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:

AIRCELL BUSINESS AVIATION SERVICES LLC

By:	/s/
Name: Norman
Title: EVP & CFO

GOGO INTERMEDIATE HOLDINGS LLC

By:	/s/
Name: Norman
Title: EVP & CFO

GOGO LLC.

By:	/s/
Name: Norman
Title: EVP & CFO

AC BIDCO LLC.

By:	/s/
Name: Norman
Title: EVP & CFO

AIRCELL INTERNATIONAL, INC.

By:	/s/
Name: Norman
Title: EVP & CFO

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AGENT:

MORGAN STANLEY SENIOR FUNDING, INC., as Agent

By:	/s/
Name: Steve King
Title: Authorized Signatory

57

Schedule 1 to the

Guarantee and Collateral Agreement

NOTICE ADDRESSES OF GUARANTORS

Guarantor	Notice Address
Aircell Business Aviation Services LLC	1250 N. Arlington Heights Road Itasca, IL 60143

Gogo LLC	1250 N. Arlington Heights Road Itasca, IL 60143

AC BidCo LLC	1250 N. Arlington Heights Road Itasca, IL 60143

Gogo Intermediate Holdings LLC	1250 N. Arlington Heights Road Itasca, IL 60143

AirCell International, Inc.	1250 N. Arlington Heights Road Itasca, IL 60143

58

Schedule 2 to the

Guarantee and Collateral Agreement

DESCRIPTION OF PLEDGED INVESTMENT PROPERTY

Pledged Stock:

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9- 305(a)(2)	Class of Stock	Stock Certificate No.	Percentage of Shares	No. of Shares
Gogo LLC	AirCell International, Inc.	Colorado	Common	C-1	100%	1,000

Pledged Notes:

Grantor	Issuer	Payee	Principal Amount
None

Pledged Debt Securities:

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Payee	Principal Amount
None

Pledged Security Entitlements:

Grantor	Issuer of Financial Asset	Description of Financial Asset	Securities Intermediary (Name and Address)	Securities Account (Number and Location)	Securities Intermediary’s Jurisdiction Under New York UCC Section 9-305(a)(3)
None

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Pledged Commodity Contracts:

Grantor	Description of Commodity Contract	Commodity Intermediary (Name and Address)	Commodity Account (Number and Location)	Commodity Intermediary’s Jurisdiction Under New York UCC Section 9-305(a)(4)
None

Pledged Partnership Interests:

Grantor	Issuer	Type of Partnership Interest (e.g., General or Limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of the Partnership
None

Pledged LLC Interests:

Grantor	Issuer	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of the Issuer
Gogo Intermediate Holdings LLC	Aircell Business Aviation Services LLC	N	N/A	100	100%

Gogo Intermediate Holdings LLC	Gogo LLC	N	N/A	100	100%

Gogo Intermediate Holdings LLC	AC BidCo LLC	N	N/A	100	100%

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Other Pledged Equity Interests:

Grantor	Issuer	Class of Equity Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Equity Interests of the Issuer
None

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name
Aircell Business Aviation Services LLC	U.S. Bank	103690172665	Deposit Account
Gogo LLC	U.S. Bank	194310714846	Deposit Account

Securities Accounts:

Grantor	Name of Financial Institution	Account Number	Account Name
Aircell Business Aviation Services LLC	U.S. Bank	508000040	Investment account

Accounts Controlled by Third Parties:

Grantor	Name of Controlling Third Party	Account Number	Account Name
Gogo LLC	U.S. Bank	434000908	Investment account
Gogo LLC	The Bank of Nova Scotia	434000908	Investment account
Gogo LLC	The Bank of Nova Scotia	194310714846	Deposit Account
Aircell Business Aviation Services LLC	The Bank of Nova Scotia	103690172665	Deposit Account

2-3

Schedule 3 to the

Guarantee and Collateral Agreement

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

Entity	Filing	State	Filing Office
Gogo Intermediate Holdings LLC	UCC-1 Financing Statement	Delaware	Secretary of State

Aircell Business Services Aviation LLC	UCC-1 Financing Statement	Delaware	Secretary of State

Gogo LLC	UCC-1 Financing Statement	Delaware	Secretary of State

AC BidCo LLC	UCC-1 Financing Statement	Delaware	Secretary of State

AirCell International, Inc.	UCC-1 Financing Statement	Colorado	Secretary of State

United States Copyright, Patent and Trademark Filings

File the following agreements with the United States Patent and Trademark Office:

•	Trademark Security Agreement, dated as of June 21, 2012, by Gogo LLC in favor of Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties

•	Trademark Security Agreement, dated as of June 21, 2012, by Aircell Business Aviation Services LLC in favor of Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties

•	Patent Security Agreement, dated as of June 21, 2012, by Gogo LLC in favor of Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties

Actions with respect to Investment Property and Deposit Accounts

•	Delivery of AirCell International, Inc. stock certificate no. C-1 to Morgan Stanley Senior Funding, Inc. as Collateral Agent for the benefit of the Secured Parties.

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•

Delivery of Intercompany Note, dated June 21, 2012, and Endorsement, dated June 21, 2012, by Gogo Intermediate Holdings LLC, Aircell Business Aviation Services LLC, Gogo LLC, AC BidCo LLC and AirCell International, Inc. to Morgan Stanley Senior Funding, Inc.

•

Gogo LLC will enter into a Blocked Account Control Agreement, by and among Gogo LLC, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, with respect to Deposit Account No. 194310714846

•

Aircell Business Aviation Services LLC will enter into a Blocked Account Control Agreement, by and among Aircell Business Aviation Services LLC, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, with respect to Deposit Account No. 103690172665.

•

Aircell Business Aviation Services LLC will enter into a Notice to Securities Intermediary and Control Agreement, by and among Aircell Business Aviation Services LLC, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, with respect to Investment Account No. 508000040.

Other Actions

•	With respect to any Collateral in which a security interest cannot be perfected under Article 9 of the UCC, such actions as may be required to perfect the security interest in such Collateral.

•

Use commercially reasonable efforts to enter into Mortgages by and between the applicable Grantor and Morgan Stanley Senior Funding, Inc. as Collateral Agent for the Secured Parties with respect to the following properties:

Grantor	Address/City/State/Zip Code

Gogo LLC	303 Technology Ct. Bldg. A Broomfield, CO 80021

Aircell Business Aviation Services LLC	11001 W. 120th Ave. Broomfield, CO 80021

Gogo LLC	11947 Hangar Ct Broomfield, CO 80021

Gogo LLC	1250 N. Arlington Heights Road Itasca, IL 60143

Gogo LLC	814 Thorndale Ave Bensenville, IL 60106

Gogo LLC	43 W 514 US Rt. 30 Sugar Grove, IL 60554

Gogo LLC	1000 Commerce Drive Oak Brook, IL 60523

Gogo LLC	3431 Windsor Drive Aurora, CO 80011

3-2

Schedule 4 to the

Guarantee and Collateral Agreement

EXACT LEGAL NAME, JURISDICTION OF ORGANIZATION, LOCATION OF CHIEF EXECUTIVE

OFFICE OR SOLE PLACE OF BUSINESS (IF APPLICABLE) AND ORGANIZATIONAL ID

Exact Legal Name	Jurisdiction of Organization	Organizational I.D.	Chief Executive Office or Sole Place of Business
Aircell Business Aviation Services LLC	Delaware	4541118	1250 N. Arlington Heights Rd., Itasca, IL 60143

Gogo Intermediate Holdings LLC	Delaware	5156649	1250 N. Arlington Heights Rd., Itasca, IL 60143

Gogo LLC	Delaware	2692227	1250 N. Arlington Heights Rd., Itasca, IL 60143

AC BidCo LLC	Delaware	4128793	1250 N. Arlington Heights Rd., Itasca, IL 60143

AirCell International, Inc.	Colorado	20051431228	1250 N. Arlington Heights Rd., Itasca, IL 60143

4-1

Schedule 5 to the

Guarantee and Collateral Agreement

LOCATION OF INVENTORY AND EQUIPMENT

Grantor	Locations
Aircell Business Aviation Services LLC	EMS Aviation, 121 Whittendale Drive, Suite A, Moorestown, NJ 08057

Gogo LLC	303 Technology Ct. Bldg. A, Broomfield, CO 80021

Gogo LLC	814 Thorndale Ave., Bensenville, IL 60106

Airborne equipment to which Gogo LLC has title:

Grantor	Airline
Gogo LLC	AirTran Airways

Gogo LLC	American Airlines, Inc.

Gogo LLC	Delta Air Lines, Inc.

5-1

Schedule 6 to the

Guarantee and Collateral Agreement

COPYRIGHTS

NONE.

PATENTS

Gogo LLC—U.S. Issued Patents

Title	Appl. No.	Appl. Date	Patent No.	Issue Date
AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	11/590,146	10/31/2006	8,145,208	03/27/2012

NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION NETWORK	08/709,417	09/06/1996	5,878,346	03/02/1999

MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM	08/692,837	08/02/1996	5,884,166	03/16/1999

NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM	08/713,613	09/13/1996	5,832,380	11/03/1998

Page

Title	Appl. No.	Appl. Date	Patent No.	Issue Date
ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM	08/709,264	09/06/1996	5,878,345	03/02/1999

NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION	08/960,183	10/29/1997	6,108,539	08/22/2000

MOBILE TELECOMMUNICATIONS FOR AIRCRAFT AND LAND BASED VEHICLES	07/847,920	03/06/1992	5,557,656	09/17/1996

CELLULAR WEATHER INFORMATION SYSTEM FOR AIRCRAFT	08/415,724	04/03/1995	5,757,322	05/26/1998

MOBILE COMMUNICATIONS	08/701,837	08/23/1996	5,960,343	09/28/1999

METHOD AND APPARATUS FOR REDUCING INTERFERENCE AMONG CELLULAR TELEPHONE SIGNALS	08/027,333	03/08/1993	5,444,762	08/22/1995

UBIQUITOUS MOBILE SUBSCRIBER STATION	09/379,825	08/24/1999	6,408,180	06/18/2002

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Title	Appl. No.	Appl. Date	Patent No.	Issue Date
AIRCRAFT-BASED NETWORK FOR WIRELESS SUBSCRIBER STATIONS	09/686,923	10/11/2000	6,788,935	09/07/2004

SIGNAL TRANSLATING REPEATER FOR ENABLING A TERRESTRIAL MOBILE SUBSCRIBER STATION TO BE OPERABLE IN A NON- TERRESTRIAL ENVIRONMENT	10/152,870	05/20/2002	6,650,898	11/18/2003

SIGNAL TRANSLATING REPEATER FOR ENABLING A TERRESTRIAL MOBILE SUBSCRIBER STATION TO BE OPERABLE IN A NON-TERRESTRIAL ENVIRONMENT	10/173,488	06/17/2002	6,725,035	04/20/2004

SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	10/730,329	12/07/2003	7,113,780	09/26/2006

SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	11/492,545	07/24/2006	7,751,815	07/06/2010

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Page

Title	Appl. No.	Appl. Date	Patent No.	Issue Date
SIP CLIENT-BASED LOCAL NUMBER PORTABILITY THROUGH AN AIRCRAFT AIR-TO-GROUND LINK	12/423,555	04/14/2009	8,073,443	12/06/2011

OVERLAPPING SPECTRUM CELLULAR COMMUNICATION NETWORKS	10/756,491	01/13/2004	7,062,268	06/13/2006

AIR-TO-GROUND CELLULAR NETWORK FOR DECK-TO-DECK CALL COVERAGE	11/240,975	09/30/2005	7,640,016	12/29/2009

SYSTEM FOR MANAGING CALL HANDOFFS BETWEEN AN AIRCRAFT AND MULTIPLE CELL SITES	11/241,109	09/30/2005	7,107,062	09/12/2006

SYSTEM FOR MANAGING CALL HANDOFFS BETWEEN AN AIRCRAFT AND MULTIPLE CELL SITES	11/414,873	05/01/2006	7,751,814	07/06/2010

VIRTUAL PRIVATE NETWORK FOR CELLULAR COMMUNICATIONS	09/961,647	09/24/2001	6,885,864	04/26/2005

DOPPLER INSENSITIVE NON- TERRESTRIAL DIGITAL CELLULAR COMMUNICATIONS NETWORK	09/460,043	12/13/1999	6,377,802	04/23/2002

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Page

Title	Appl. No.	Appl. Date	Patent No.	Issue Date
WIRELESS RADIO PACKET SWITCHING NETWORK	08/207,015	03/04/1994	5,473,602	12/05/1995

SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO- GROUND CELLULAR COMMUNICATION NETWORK	11/590,709	10/31/2006	7,920,860	04/05/2011

SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/021,125	01/28/2008	8,078,163	12/13/2011

SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	12/021,133	01/28/2008	7,702,328	04/20/2010

SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/021,169	01/28/2008	8,068,829	11/29/2011

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Page

Title	Appl. No.	Appl. Date	Patent No.	Issue Date
SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/182,834	07/30/2008	8,060,083	11/15/2011

SYSTEM FOR CREATING AN AIRCRAFT-BASED INTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/060,662	04/01/2008	8,081,969	12/20/2011

SYSTEM FOR CREATING AN AIR-TO- GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	12/060,674	04/01/2008	8,081,968	12/20/2011

SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	12/029,298	02/11/2008	8,185,040	05/22/2012

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U.S. Patent Applications

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	11/590,379	10/31/2006	2008/0102813	05/01/2008

SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLECULAR NETWORK	12/060,645	04/01/2008	2008/0182573	07/31/2008

SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/137,995	06/12/2008	2008/0274734	11/16/2008

TRAFFIC SCHEDULING SYSTEM FOR WIRELESS COMMUNICATIONS	13/009,579	01/19/2011	2011/0116373	05/19/2011

DIFFERENTIATED SERVICES CODE POINT MIRRORING FOR WIRELESS COMMUNICATIONS	13/009,687	01/19/2011	2011/0268096	11/03/2011

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DIFFERENTIATED SERVICES CODE POINT MIRRORING FOR WIRELESS COMMUNICATIONS	13/107,823	05/13/2011	2011/0286331	11/24/2011

SPECTRUM SHARING BETWEEN AN AIRCRAFT-BASED AIR-TO- GROUND COMMUNICATION SYSTEM AND EXISTING GEOSTATIONARY SATELLITE SERVICES	13/172,539	06/29/2011	2011/0263199	10/27/2011

SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	13/224,564	09/02/2011	2011/0319049	12/29/2011

SYSTEM FOR CREATING AN AIR-TO- GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	13/227,634	09/08/2011	2011/0320576	12/29/2011

B-8

Gogo LLC—Issued Foreign Patents

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date
013207.0110PTAU	CONTROL CHANNEL FOR NON- TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		08/25/1997	71 7,770	07/13/2000

013207.0110PTCA	CONTROL CHANNEL FOR NON- TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		08/25/1997	2,263,442	01/20/2004

013207.0110PTMX	CONTROL CHANNEL FOR NON- TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		08/25/1997	219,366	03/11/2004

013207.0121PTAU	MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM		08/01/1997	717,530	07/13/2000

013207.0121PTCA	MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM		08/01/1997	2,262,488	10/14/2003

013207.0121PTMX	MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM		08/01/1997	234,439	02/13/2006

013207.0132PTAU	CONTROL CHANNEL FOR NONTERRESTRIAL CELLULAR MOBILE TELECOMMMUNICATION STATION		09/12/1997	717,446	07/06/2000

013207.0132PTCA	CONTROL CHANNEL FOR NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		09/12/1997	2,263,419	11/18/2003

013207.0132PTMX	CONTROL CHANNEL FOR NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		09/12/1997	234,438	02/13/2006

013207.0143PTAU	ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM		08/25/1997	721,017	10/05/2000

Page

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date
013207.0143PTCA	ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM		08/25/1997	2,263,422	10/28/2003

013207.0143PTMX	ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM		08/25/1997	219,365	03/11/2004

013207.0156PTCA	NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		10/05/1998	2,301,903	11/28/2006

013207.0156PTMX	NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		10/05/1998	242,901	12/20/2006

013207.0164C1CA	AIRCRAFT-BASED NETWORK FOR WIRELESS SUBSCRIBER STATIONS		10/10/2001	2,358,608	08/01/2006

013207.0164PTCA	MOBILE SUBSCRIBER STATION FOR TERRESTRIAL AND NON- TERRESTRIAL COMMUNICATION		08/09/2000	2,346,476	02/13/2007

013207.0164C1MX	AIRCRAFT-BASED NETWORK FOR WIRELESS SUBSCRIBER STATIONS		10/11/2001	238,452	07/05/2006

013207.0164PTMX	UBIQUITOUS MOBILE SUBSCRIBER STATION		08/09/2000	228,238	06/03/2005

013207.0164C5AU	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK		11/23/2004	2004304908	03/19/2009

013207.0164C5IN	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2468/CHENP/06	02/04/2010	238432	02/04/2010

Page

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date
013207.0164C5MX	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK		02/09/2009	264,450	02/09/2010

013207.0164C6MX	OVERLAPPING SPECTRUM CELLULAR COMMUNICATION NETWORKS		02/26/2009	264,769

013207.0178PTCA	A METHOD OF OPERATING A RADIO BASED PACKET SWITCHED COMMUNICATIONS NETWORK		03/01/1995	2,184,817	11/20/2001

013207.0240PTAU	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES		09/17/2007	2007313939	10/27/2011

013207.0241PTAU	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2007313940	05/27/2009	2007313940	10/20/2011

013207.0242PTAU	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO- GROUND CELLULAR COMMUNICATION NETWORK		05/27/2009	2007313941	12/15/2011

013207.0164C5EP	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	04/11/2012

Page

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date
013207.0242PTJP	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO- GROUND CELLULAR COMMUNICATION NETWORK	2009-535376	04/30/2009	4891409	12/22/2011

Gogo LLC - Foreign Patent Applications
Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0164C5D1AU	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2008246257	11/20/2008	Journal	01/20/11

013207.0164C5CA	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2548319	11/23/2004	2548319	07/07/05

013207.0164C5CN	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	0480041374.2	11/23/2004	1914829	02/14/2007

013207.0164C5FR	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0164C5DE	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207.0164C5HK	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	07101754.7	02/14/2007	1094627A	04/04/2007

013207.0164C5IS	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207.0164C5IE	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207.0164C5 D1JP	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2010-030468	02/15/2010	2010-213266	09/24/2010

013207.0164C5ES	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0164C5SE	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207.0164C5TR	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207.0164C5GB	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207.0164C6CA	OVERLAPPING SPECTRUM CELLULAR COMMUNICATION NETWORKS	2552300	01/06/2005	2552300	08/04/2005

013207.0240PTCA	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2667331	04/23/2009	2667331	Unknown

013207.0240PTCN	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	200780040582.4	04/30/2009	CN 101536565A	09/16/09

013207.0240PTEP	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	07842607.9	04/01/2009	2103153	11/23/2009

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0240PTHK	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	10102028.0	02/26/2010	1136138A	06/18/2010

013207.0240PTIN	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2952/CHENP/78640	05/27/2009

013207.0240PTJP	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2009-535374	04/29/2009	2010-508771	03/18/2010

013207.0240PTMX	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2009/004818	04/30/2009

013207.0241PTCA	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2667370	04/23/2009	2667370	Unknown

013207.0241PTCN	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	200780040683.1	04/30/2009	CN 101536360A	09/16/2009

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0241PTEP	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	07842610.3	04/01/2009	2078349	07/15/2009

013207.0241PTHK	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	10102027.1	02/26/2010	1136102A	06/18/2010

013207.0241PTIN	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2950/CHENP/2009	05/27/2009

013207.0241PTJP	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2009-535375	04/30/2009	2010-508772	03/18/2010

013207.0241PTMX	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2009/004812	04/30/2009

013207.0242PTCA	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO- GROUND CELLULAR COMMUNICATION NETWORK	2667373	04/23/2009	2667373	Unknown

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0242PTCN	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO- GROUND CELLULAR COMMUNICATION NETWORK	200780040626.3	04/30/2009	CN 101536566A	09/16/2009

013207.0242PTEP	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO- GROUND CELLULAR COMMUNICATION NETWORK	07842612.9	04/01/2009	2078431	07/15/2009

013207.0242PTHK	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO- GROUND CELLULAR COMMUNICATION NETWORK	010102024.4	02/26/2010	1136137A	06/18/10

013207.0242PTIN	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO- GROUND CELLULAR COMMUNICATION NETWORK	2970/CHENP/2009	05/27/2009

013207.0242PTMX	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO- GROUND CELLULAR COMMUNICATION NETWORK	2009/004816	04/29/2009

013207.0243PTCA	SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2713398	07/28/2010	2713398	Unknown

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0243PTCN	CUSTOMIZING CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200880125769.9	07/27/2010	CN101971160A	02/09/2011

013207.0243PTEP	SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	08871942.2	08/10/2010	2250574	11/17/2010

013207.0243PTIN	SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	5230/CHENP/2010	08/23/2010

013207.0251PTCA	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	2713395	07/28/2010	2713395	Unknown

013207.0251PTCN	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	200880125770.1	07/27/2010	CN101925891A	12/22/2010

013207.0251PTEP	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	08871809.3	08/28/2010	2248037	11/10/2010

013207.0251PTIN	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	5231/CHENP/2010	08/23/2010	5231/CHENP/2010A	12/02/2011

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0253PTCA	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2713393	07/29/10	2713393	Unknown

013207.0253PTCN	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200880125768.4	07/28/10	CN101925890A	12/22/2010

013207.0253PTEP	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	08871638.6	08/25/2010	2250573	11/17/2010

013207.0253PTIN	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	5236/CHENP/2010	08/23/2010		03/18/2011

013207.0254PTCA	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	2714677	08/09/2010	2714677	Unknown

013207.0254PTCN	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	200980112821.1	10/11/2010	CN101999217A	03/30/2011

013207.0254PTEP	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	09710306.3	09/11/2010	2245777	11/03/2010

013207.0254PTIN	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	5558/CHENP/2010	09/06/2010		12/02/2011

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0256PTAP	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	02/28/2011

013207.0256PTAU	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICESCALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2009277061	03/18/2011

013207.0256PTCA	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2732745	02/01/2011	2732745	Unknown

013207.0256PTCN	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980134009.9	02/28/2011	CN102138343A	07/27/11

013207.0256PTEP	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09803303.8	02/28/2011	2311275	04/20/11

013207.0256PTIN	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	1232/CHENP/2011	02/23/2011	1232/CHENP/2011A	12/02/11

013207.0256PTRU	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	02/25/2011

013207.0265PTAP	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	AP/P/2010/005437	12/20/2010

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0265PTAU	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2009232230	11/09/2010

013207.0265PTCA	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	10/19/2010

013207.0265PTCN	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980118268.2	11/19/2010	CN 102037744A	04/27/2011

013207.0265PTEP	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	07927854.3	10/26/2010	2260649	12/15/2010

013207.0265PTIN	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	6864/CHEN/2010	10/26/2010	6864/CHENP/ 2010A	07/22/2011

013207.0265PTRU	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2010144495	10/29/2010

013207.0294PTAU	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2009255573	11/01/2010

013207.0294PTCA	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	10/08/2010

013207.0294PTCN	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980118068.7	11/18/2010	CN 102037660A	04/27/2011

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0294PTEP	SYSTEM FOR CREATING AN AIRCRAFT-BASED INTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09758820.6	10/15/2010	2260585	12/15/2010

013207.0294PTIN	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	6874/CHENP/ 2010	10/26/2010	6874/CHENP/ 2010A	07/08/2011

013207.0294PTRU	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2010144497	01/03/2011

013207.0295PTAP	SYSTEM FOR CREATING AN AIR- TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	AP/P/ 2010/005433	12/20/2010

013207.0295PTAU	SYSTEM FOR CREATING AN AIR- TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	2009255574	10/08/2010

013207.0295PTCA	SYSTEM FOR CREATING AN AIR- TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	2720246	09/30/2010	2720246	Unknown

013207.0295PTCN	SYSTEM FOR CREATING AN AIR- TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	200980118267.8	11/19/2010	CN 102037661A	04/27/2011

013207.0295PTEP	SYSTEM FOR CREATING AN AIR- TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	09758821.4	10/19/2010

Page

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207.0295PTIN	SYSTEM FOR CREATING AN AIR- TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	6866/CHENP/ 2010	10/26/2010	6866/CHENP/ 2010A	07/08/11

013207.0295PTRU	SYSTEM FOR CREATING AN AIR- TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	2010144494	10/29/2010

013207.0302PTCA	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2727609	12/16/2010	2727609	Unknown

013207.0302PTCN	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980129376.X	12/16/2010	CN 102217409	10/12/11

013207.0302PTEP	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09763028.9	01/19/2011	2292071	03/09/11

013207.0302PTIN	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	153/CHENP/ 2011	01/10/2011	153/CHENP/ 2011/A	09/23/11

013207.0326PTWO	TRAFFIC SCHEDULING SYSTEM FOR WIRELESS COMMUNICATIONS	PCT/US2011/ 068110	12/30/2011

013207.0328PTWO	SPECTRUM SHARING BETWEEN AN AIRCRAFT-BASED AIR-TO- GROUND COMMUNICATION SYSTEM AND EXISTING GEOSTATIONARY SATELLITE SERVICES	PCT/US2012 040527	06/01/2012

TRADEMARKS

Aircell Business Aviation Services LLC—U.S. Trademark Registrations

Trademark	Class	Appl. No.	Appl. Date	Reg. No.	Reg. Date
AIRCELL	9	77175419	May 8, 2007	3473339	July 22, 2008

AIRCELL	9, 38	75679536	April 9, 1999	2641476	October 29, 2002

AIRCELL	38	77175408	May 8, 2007	3573284	February 10, 2009

AIRCELL	9	77316410	October 29, 2007	3554990	December 30, 2008

AIRCELL	38	77316414	October 29, 2007	3554991	December 30, 2008

AIRCELL	38	77175204	May 8, 2007	3561842	January 13, 2009

AIRCELL	9	75679720	April 9, 1999	2606315	August 13, 2002

AIRCELL	38	74246637	February 18, 1992	1997223	August 27, 1996

AIRCELL	9	77175183	May 8, 2007	3473337	July 22, 2008

AIRCELL AXXESS	38	77175208	May 8, 2007	3513369	October 7, 2008

AIRCELL AXXESS	38	78595026	March 25, 2005	3286856	August 28, 2007

AIRCELL AXXESS	9	78595031	March 25,2005	3286857	August 28, 2007

AIRCELL AXXESS	9	77175191	May 8, 2007	3481693	August 5, 2008

AIRCELL BROADBAND	38	77604031	October 30, 2008	3631108	June 2, 2009

AIRCELL ON BOARD	9	76127159	September 13, 2000	2552129	March 26, 2002

AIRCELL ON BOARD	38	75716012	May 27, 1999	2606334	August 13, 2002

AIRCELL ON BOARD	38	77175213	May 8, 2007	3565337	January 20, 2009

AIRCELL ON BOARD	9	77175198	May 8, 2007	3485879	August 12, 2008

IN TOUCH, IN FLIGHT	38	75561855	September 30, 1998	2307311	January 11, 2000

Page

Trademark	Class	Appl. No.	Appl. Date	Reg. No.	Reg. Date
IN TOUCH, IN FLIGHT	9	77175201	May 8, 2007	3473338	July 22, 2008

IN TOUCH, IN FLIGHT	38	77175218	May 8, 2007	3477620	July 29, 2008

IN TOUCH, IN FLIGHT	9	76116963	August 24, 2000	2600307	July 30, 2002

Aircell Business Aviation Services LLC—U.S. Trademark Applications

Trademark	Class	Appl. No.	Appl. Date
AIRCELL (and design)	9	85495497	December 14, 2011

IN AIR & ON.	38	85495479	December 14, 2011

AIRCELL (and design)	38	85495466	December 14, 2011

Gogo LLC—U.S. Trademark Registrations

Trademark	Class	Appl. No.	Appl. Date	Reg. No.	Reg. Date
Emoticon Logo *-)-	38	77976486	October 19, 2007	3600042	March 31, 2009

Emoticon Logo *-)-	9	77309056	October 19, 2007	3667304	August 11, 2009

GOGO	9	77216179	September 8, 2009	3680364	September 8, 2009

GOGO	38	77216180	June 26, 2007	3499843	September 9, 2008
GOGO	9	85339267	June 6, 2011	4129839	April 17, 2012

GOGO	38	85339274	June 6, 2011	4133147	April 24, 2012

GOGO VISION	38	85370757	July 13, 2011	4133220	April 24, 2012

IN AIR. ONLINE.	9	85349568	June 17, 2011	4126958	April 10, 2012

Page

Trademark	Class	Appl. No.	Appl. Date	Reg. No.	Reg. Date
IN AIR. ONLINE.	38	85349559	June 17, 2011	4126957	April 10, 2012
WI-FI WITH WINGS	9	77327233	November 12, 2007	3680528	Sept. 8, 2009

WI-FI WITH WINGS	38	77327244	November 12, 2007	3555008	December 30, 2008

Gogo LLC—U.S. Trademark Applications

Trademark	Class	Appl. No.	Appl. Date
GOGO BIZ	38	85581100	March 27, 2012

IT’S THE INTERNET. IN THE SKY.	38	85440977	October 6, 2011

Page

Aircell Business Aviation Services LLC—Foreign Trademark Registrations

Country	Trademark	Class	Reg. No.	Reg. Date
Argentina		38	2,257,882	Nov. 12, 2008

Argentina		9	2,257,881	Nov. 12, 2008

Argentina		38	2,284,832	Apr. 28, 2009

Argentina	AIRCELL	9	2,257,879	Nov. 12, 2008

Argentina	AIRCELL	38	2,257,880	Nov. 12, 2008

Argentina	AIRCELL AXXESS	38	2,146,494	March 14, 2007

Argentina	AIRCELL AXXESS	9	2,156,528	May 7, 2007

Argentina	AIRCELL ON BOARD	38	2,257,884	Nov. 12, 2008

Argentina	AIRCELL ON BOARD	9	2,257,883	Nov. 12, 2008

Argentina	IN TOUCH, IN FLIGHT	38	2,257,828	December 11, 2008

Argentina	IN TOUCH, IN FLIGHT	9	2,327,426	November 12, 2009

Austria	AIRCELL AXXESS	9, 38	880602	November 27, 2006

Benelux	AIRCELL AXXESS	9, 38	880602	September 23, 2005

Brazil	AIRCELL	9	827011989	December 8, 2009

Canada		9, 38	TMA603840	March 2, 2004

Page

Country	Trademark	Class	Reg. No.	Reg. Date
Canada		9, 35, 39	TMA784044	December 3, 2010

Canada		9, 38	TMA750820	October 22, 2009

Canada	AIRCELL	9, 38	TMA604608	March 9, 2004

Canada	AIRCELL	9, 35, 39	TMA750834	October 22, 2009

Canada	AIRCELL AXXESS	9, 35, 39	TMA750833	October 22, 2009

Canada	IN TOUCH, IN FLIGHT	38	TMA561460	May 7, 2002

Canada	IN TOUCH, IN FLIGHT	9, 35, 39	TMA750832	October 22, 2009

China		38	944,367	June 13, 2009

China		38	967,130	Jan. 17, 2010

China		9	967,131	April 29, 2008

China	AIRCELL	38	944,363	June 13, 2009

China	AIRCELL AXXESS	9	947,823	November 8, 2007

China		9	946,334	November 8, 2007

China	AIRCELL AXXESS	38	944,366	June 14, 2009

Page

Country	Trademark	Class	Reg. No.	Reg. Date
China	AIRCELL ON BOARD	38	944,365	June 24, 2009

Denmark	AIRCELL AXXESS	9, 38	880,602	Nov. 27, 2006

European Community		38	967,130	June 2, 2009

European Community		38	944,367	October 17, 2008

European Community		9	946,334	November 7, 2008

European Community		9	967,131	June 2, 2009

European Community	AIRCELL	9, 38	4,065,652	October 23, 2006[1]

European Community	AIRCELL	38	944,363	October 17, 2008

European Community	AIRCELL	9	946,335	November 7, 2008

European Community	AIRCELL AXXESS	38	944,366	October 17, 2008

European Community	AIRCELL AXXESS	9	947,823	November 21, 2008

European Community	AIRCELL ON BOARD	38	944,365	October 17, 2008

European Community	AIRCELL ON BOARD	9	946,337	Nov. 7, 2008

[1]	Note: Current owner of record may be Aircell LLC. Assignment to Aircell Business Aviation Services LLC sent to local counsel for recording.

Page

Country	Trademark	Class	Reg. No.	Reg. Date
European Community	IN TOUCH, IN FLIGHT	38	1,154,285	November 5, 2001[2]

European Community	IN TOUCH, IN FLIGHT	38	944,364	October 17, 2008

European Community	IN TOUCH, IN FLIGHT	9	946,336	June 6, 2008

France	AIRCELL AXXESS	9, 38	880,602	November 27, 2006

Germany	AIRCELL AXXESS	9, 38	880,602	December 14, 2006

India	IN TOUCH, IN FLIGHT	9, 38	1,663,501	March 31, 2009[3]

Italy	AIRCELL AXXESS	9	880,602	November 27, 2006

Japan		38	944,367; JP 2007-361,548	November 14, 2008

Japan		38	967130	May 21, 2009

Japan	AIRCELL	9, 38	944,363; JP 2007-361,544	August 14, 2008

Japan	AIRCELL AXXESS	9	880,602	December 7, 2007

Japan	AIRCELL AXXESS	38	944,366; JP 2007-361,547	March 9, 2009

[2]	Note: Current owner of record may be Aircell LLC. Assignment to Aircell Business Aviation Services LLC sent to local counsel for recording.
[3]	Note: Current owner of record is Aircell LLC. Assignment to Aircell Business Aviation Services LLC in process.

Page

Country	Trademark	Class	Reg. No.	Reg. Date
Japan	AIRCELL AXXESS	9	947,823; JP 2008-350,364	February 13, 2009

Japan	AIRCELL ON BOARD	38	944,365; JP 2007-361,546	November 14, 2008

Japan	AIRCELL ON BOARD	9	946,337; JP 2007-362,227	February 13, 2009

Japan	IN TOUCH, IN FLIGHT	38	944,364; JP 2007-361,545	November 14, 2008

Japan	IN TOUCH, IN FLIGHT	9	946,336; JP 2007-362,226	February 13, 2009

Madrid		38	944,367	November 8, 2007

Madrid		9	946,334	November 8, 2007

Madrid		38	967,130	April 29, 2008

Madrid		9	967,131	April 29, 2008

Madrid	AIRCELL	9	946,335	November 8, 2007

Madrid	AIRCELL	38	944,363	November 8, 2007

Madrid	AIRCELL AXXESS	9	880,602	September 23, 2005

Madrid	AIRCELL AXXESS	38	944,366	November 8, 2007

Madrid	AIRCELL AXXESS	9	947,823	November 8, 2007

Page

Country	Trademark	Class	Reg. No.	Reg. Date
Madrid	AIRCELL ON BOARD	38	944,365	November 8, 2007

Madrid	AIRCELL ON BOARD	9	946,337	November 8, 2007

Madrid	IN TOUCH, IN FLIGHT	38	944,364	November 8, 2007

Madrid	IN TOUCH, IN FLIGHT	9	946,336	November 8, 2007

Mexico		38	634,828	November 30, 1999

Mexico		9	749,268	May 29, 2002

Mexico		38	1,100,623	May 20, 2009

Mexico		38	1,056,652	August 27, 2008

Mexico		9	1,101,365	May 22, 2009

Mexico		9	1,111,818	July 23, 2009

Mexico	AIRCELL	38	650,393	April 18, 2000

Mexico	AIRCELL	9	836,446	June 9, 2004

Mexico	AIRCELL	38	1,100,622	May 20, 2009

Mexico	AIRCELL	9	1,113,088	July 31, 2009

Page

Country	Trademark	Class	Reg. No.	Reg. Date
Mexico	AIRCELL AXXESS	38	1,057,097	August 28, 2008

Mexico	AIRCELL AXXESS	9	1,113,087	July 31, 2009

Mexico	AIRCELL ON BOARD	38	1,057,096	August 28, 2008

Mexico	AIRCELL ON BOARD	9	1,112,576	July 29, 2009

Mexico	IN TOUCH, IN FLIGHT	38	665564	July 27, 2000

Mexico	IN TOUCH, IN FLIGHT	38	1,108,885	July 6, 2009

Mexico	IN TOUCH, IN FLIGHT	9	1,104,601	June 10, 2009

Netherlands Antilles	AIRCELL AXXESS	9	880602	November 26, 2006

Norway	AIRCELL AXXESS	9, 38	880602; Nat’l Ref #20064412	August 29, 2008

S. Korea		38	944,367	December 2, 2008

S. Korea		38	967,130	April 20, 2009

S. Korea	AIRCELL	38	944,363	December 5, 2008

S. Korea	AIRCELL AXXESS	38	944,366	December 2, 2008

S. Korea	AIRCELL ON BOARD	38	944,365	December 2, 2008

S. Korea	IN TOUCH, IN FLIGHT	38	944,364	December 5, 2008

Page

Country	Trademark	Class	Reg. No.	Reg. Date
Spain	AIRCELL AXXESS	9	880,602	November 27, 2006

Sweden	AIRCELL AXXESS	9	880,602	September 23, 2005

Switzerland		38	967,130	Jan. 17, 2010

Switzerland		9	967,131	Jan. 17, 2010

Switzerland	AIRCELL AXXESS	9	880,602	November 27, 2006

United Kingdom	AIRCELL AXXESS	9	880,602	November 8, 2006

Aircell Business Aviation Services LLC—Foreign Trademark Applications4

Country	Trademark	Class	Appl. No.	Appl. Date
Brazil		9	829473297	November 8, 2007

Brazil		38	829473300	November 8, 2007

Brazil		9	829702644	April 29, 2008

Brazil		38	829702652	April 29, 2008

Brazil	AIRCELL	38	829473270	November 8, 2007

Brazil	AIRCELL	9	829473262	November 8, 2007

Brazil	AIRCELL AXXESS	9	827788606	September 26, 2005

Brazil	AIRCELL AXXESS	38	829473327	November 8, 2007

[4]	Note: Current owner of record of all pending Brazilian applications is unclear. Assignment to Aircell Business Aviation Services LLC cannot be recorded until marks are registered.

Page

Country	Trademark	Class	Appl. No.	Appl. Date
Brazil	AIRCELL AXXESS	38	827788614	September 26, 2005

Brazil	AIRCELL AXXESS	9	829473319	November 8, 2007

Brazil	AIRCELL ON BOARD	38	829473343	November 8, 2007

Brazil	AIRCELL ON BOARD	9	829473335	November 8, 2007

Brazil	IN TOUCH, IN FLIGHT	9	829473360	November 8, 2007

Brazil	IN TOUCH, IN FLIGHT	38	829473378	November 8, 2007

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner
	9, 38	1581949	June 13, 2012	Canada	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	1581950	June 13, 2012	Canada	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Page

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner
	38	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Page

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner
	9	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Page

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner
	9	1282782	June 13, 2012	Mexico	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	1282787	June 13, 2012	Mexico	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	1282799	June 13, 2012	Mexico	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Page

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner
	9	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Page

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner
IN AIR & ON.	38	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Gogo LLC—Foreign Trademark Registrations

Country	Trademark	Class	Reg. No.	Reg. Date
Argentina	Emoticon Logo *-)-	9	2,282,458	April 23, 2009

Argentina	Emoticon Logo *-)-	38	2,282,459	April 23, 2009

Page

Country	Trademark	Class	Reg. No.	Reg. Date

Argentina	WI-FI WITH WINGS	38	2,344,787	February 9, 2010

Argentina	WI-FI WITH WINGS	9	2,344,786	February 9, 2010

Brazil	Emoticon Logo *-)-	38	829699180	August 30, 2011

Canada	GOGO	9, 38	TMA748631	September 24, 2009

Canada	WI-FI WITH WINGS	9, 38	TMA748145	September 21, 2009

Canada	Emoticon Logo *-)-	9, 38, 42	823364	May 4, 2012

China	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

China	WI-FI WITH WINGS	38	966,318	May 10, 2008

European Community	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

European Community	GOGO	9	952,270	December 21, 2007

European Community	GOGO	38	954,700	December 21, 2007

European Community	WI-FI WITH WINGS	38	966,318	May 10, 2008

European Community	WI-FI WITH WINGS	9	971,696	May 10, 2008

Japan	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Japan	GOGO	38	954,700	December 22, 2007

Japan	WI-FI WITH WINGS	38	966,318	May 10, 2008

Japan	WI-FI WITH WINGS	9	971,696	May 10, 2008

Page

Country	Trademark	Class	Reg. No.	Reg. Date

Madrid	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Madrid	GOGO	9	952,270	December 21, 2007

Madrid	GOGO	38	954,700	December 21, 2007

Madrid		9	1,104,647	December 6, 2011

Madrid		38	1,102,947	December 6, 2011

Madrid	GOGO VISION	38	1,103,120	December 12, 2011

Madrid	IN AIR. ONLINE.	38	1,105,342	December 12, 2011

Madrid	WI-FI WITH WINGS	9	971,696	May 10, 2008

Madrid	WI-FI WITH WINGS	38	966,318	May 10, 2008

Mexico	Emoticon Logo *-)-	38	1,051,867	July 31, 2008

Mexico	Emoticon Logo *-)-	9, 38	1,075,459	December 2, 2008

Mexico	GOGO	38	1,039,786	May 19, 2008

Mexico	GOGO	9	1,073,885	November 26, 2008

Mexico	WI-FI WITH WINGS	38	1,060,656	September 12, 2008

Russian Federation	GOGO	9	952270	December 21, 2007

S. Korea	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Switzerland	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Page

Country	Trademark	Class	Reg. No.	Reg. Date
Switzerland	GOGO	9	952,270	December 21, 2007

Switzerland	GOGO	38	954,700	December 21, 2007

Switzerland	WI-FI WITH WINGS	38	966,318	May 10, 2008

Switzerland	WI-FI WITH WINGS	9	971,696	May 10, 2008

Gogo LLC—Foreign Trademark Applications

Country	Trademark	Class	Appl. No.	Appl. Date
Argentina		9	3,133,415	December 6, 2011

Argentina		38	3,133,419	December 6, 2011

Argentina	IN AIR. ONLINE.	38	3,133,420	December 6, 2011

Argentina	GOGO VISION	38	3,133,421	December 6, 2011

Argentina	IT’S THE INTERNET. IN THE SKY.	38	3,154,656	March 29, 2012

Argentina	LAND ON TOP OF THINGS	38	3,154,658	March 29, 2012

Brazil	Emoticon Logo *-)-	9	829699163	April 22, 2008

Brazil	GOGO	9	829522646	December 26, 2007

Brazil	GOGO	38	829522654	December 26, 2007

Page

Country	Trademark	Class	Appl. No.	Appl. Date
Brazil	GOGO VISION	38	Pending	January 3, 2012

Brazil	IN AIR. ONLINE.	38	831283661	December 16, 2011

Brazil		9	Pending	December 6, 2011

Brazil		38	Pending	December 6, 2011

Brazil	WI-FI WITH WINGS	38	829715681	May 12, 2008

Brazil	WI-FI WITH WINGS	9	829715673	May 12, 2008

Canada		9, 38	1555,119	December 6, 2011

Canada	GOGO VISION	38	1555,117	December 6, 2011

Canada	IN AIR. ONLINE.	38	1555,118	December 6, 2011

Canada	IT’S THE INTERNET. IN THE SKY	38	1570,656	March 27, 2012

Canada	LAND ON TOP OF THINGS	38	1570,655	March 27, 2012

China		9	1104647	December 6, 2011

China		38	1102947	December 6, 2011

China	IN AIR. ONLINE.	38	1105342	December 12, 2011

China	GOGO VISION	38	1103120	December 12, 2011

Page

Country	Trademark	Class	Appl. No.	Appl. Date
China	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

China	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

European Union		9	1104647	December 6, 2011

European Union		38	1102947	December 6, 2011

European Union	IN AIR. ONLINE.	38	1105342	December 12, 2011

European Union	GOGO VISION	38	1103120	December 12, 2011

European Union	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

European Union	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

India	GOGO	9, 38	1,635,488	December 26, 2007

India		9, 38	2245884	December 7, 2011

India	IN AIR. ONLINE.	38	2246620	December 9, 2011

India	GOGO VISION	38	2245883	December 8, 2011

India	IT’S THE INTERNET. IN THE SKY	38	2306477	March 27, 2012

India	LAND ON TOP OF THINGS	38	2306476	March 27, 2012

Japan		9	1104647	December 6, 2011

Page

Country	Trademark	Class	Appl. No.	Appl. Date
Japan		38	1102947	December 6, 2011

Japan	IN AIR. ONLINE.	38	1105342	December 12, 2011

Japan	GOGO VISION	38	1103120	December 12, 2011

Japan	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Japan	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

Madrid	IT’S THE INTERNET. IN THE SKY.	38	A0029053	March 29, 2012

Madrid	LAND ON TOP OF THINGS	38	A0029057	March 29, 2012

Mexico		9	1,233,260	December 6, 2011

Mexico		38	1,233,261	December 6, 2011

Mexico	IN AIR. ONLINE.	38	1,233,568	December 7, 2011

Mexico	GOGO VISION	38	1,233,566	December 7, 2011

Mexico	IT’S THE INTERNET. IN THE SKY	38	1261821	March 28, 2012

Mexico	LAND ON TOP OF THINGS	38	1261823	March 28, 2012

Norway		9	1104647	December 6, 2011

Norway		38	1102947	December 6, 2011

Page

Country	Trademark	Class	Appl. No.	Appl. Date
Norway	IN AIR. ONLINE.	38	1105342	December 12, 2011

Norway	GOGO VISION	38	1103120	December 12, 2011

Norway	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Norway	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

Russian Federation		9	1104647	December 6, 2011

Russian Federation		38	1102947	December 6, 2011

Russian Federation	IN AIR. ONLINE.	38	1105342	December 12, 2011

Russian Federation	GOGO VISION	38	1103120	December 12, 2011

Russian Federation	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Russian Federation	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

South Korea		9	1104647	December 6, 2011

South Korea		38	1102947	December 6, 2011

South Korea	IN AIR. ONLINE.	38	1105342	December 12, 2011

South Korea	GOGO VISION	38	1103120	December 12, 2011

South Korea	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Page

Country	Trademark	Class	Appl. No.	Appl. Date
South Korea	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

Switzerland		9	1104647	December 6, 2011

Switzerland		38	1102947	December 6, 2011

Switzerland	IN AIR. ONLINE.	38	1105342	December 12, 2011

Switzerland	GOGO VISION	38	1103120	December 12, 2011

Switzerland	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Switzerland	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

EXCLUSIVE LICENSES TO REGISTERED UNITED STATES COPYRIGHTS

NONE.

Schedule 7 to the

Guarantee and Collateral Agreement

MATERIAL EXCLUDED ASSETS

Aircraft:

Grantor	Asset
Gogo LLC	Challenger 600

Property Subject to Purchase Money Liens or Capital Lease Obligations:

Grantor	Location	Vendor	Equipment Type
Gogo LLC	3431 North Windsor, Aurora, CO 80011-8116	IBM Credit	BladeCenter

Gogo LLC	1000 Commerce Drive, Oak Brook, IL 60523-8810	IBM Credit	BladeCenter

Gogo LLC	3431 North Windsor, Aurora, CO 80011-8116	Data Sales	HP Equipment

Gogo LLC	3431 North Windsor, Aurora, CO 80011-8116	Data Sales	Cisco Hardware

Gogo LLC	1000 Commerce Drive, Oak Brook, IL 60523-8810	Data Sales	HP Equipment

7-1

Page

Leased Cell Towers:

Grantor	Location	Assets
Gogo LLC	19768 S. Merlene Lane, Wasilla, AK 99654 United States	Leased space on cell tower

Gogo LLC	3290 Peger Road, Fairbanks AK 99687 United States	Leased space on cell tower

Gogo LLC	Cordova Airport, Cordova, AK 99574 United States	Leased space on cell tower

Gogo LLC	Ocean Cape Road, Yakatat, AK 99689 United States	Leased space on cell tower

Gogo LLC	9229 Cessna Drive, Juneau, Juneau AK 99601 United States	Leased space on cell tower

Gogo LLC	Totem Way, Kake, Juneau AK 99830 United States	Leased space on cell tower

Gogo LLC	1061 Aberdeen Rd, Vernon, AL 35592 United States	Leased space on cell tower

Gogo LLC	880 Willie Rodgers Road, Evergreen, AL 36401 United States	Leased space on cell tower

Gogo LLC	449 Chandler Mountain Rd., Attalla, St. Clair AL 35987 United States	Leased space on cell tower

Gogo LLC	4794 Lee Road 188, Auburn, AL 36832 United States	Leased space on cell tower

Gogo LLC	9847 Holly Springs Road, Harrisburg AR 72432 United States	Leased space on cell tower

Gogo LLC	1907 Gravel Pit Road, White Hall, Jefferson AR 71603 United States	Leased space on cell tower

Gogo LLC	1.4 Mi So of Buck Knob, Buck City, Scott AR 72142 United States	Leased space on cell tower

7-2

Page

Grantor	Location	Assets
Gogo LLC	1410 West Sunnyside Drive, Phoenix, Maricopa AZ 85029 United States	Leased space on cell tower

Gogo LLC	4.5 Miles Southwest of Holbrook, Holbrook, Navajo AZ 86025 United States	Leased space on cell tower

Gogo LLC	7130 Industrial Boulevard, Holbrook, Navajo AZ 86025 United States	Leased space on cell tower

Gogo LLC	MP 581 Hwy. 89A Cooper Ridge Electronic Site, Jacob Lake, Coconino AZ 86022 United States	Leased space on cell tower

Gogo LLC	15769 S. Old Haviland Station Rd., Yucca, Mohave AZ 86438 United States	Leased space on cell tower

Gogo LLC	10 MI SE of Williams, AZ 86046, Williams, Coconino AZ 86046 United States	Leased space on cell tower

Gogo LLC	NW 1/4 SEC17, T12N, R2E, Williams, Coconino AZ 86046 United States	Leased space on cell tower

Gogo LLC	10535 Box Springs Mtn. Rd., Moreno Valley, Riverside CA 92557 United States	Leased space on cell tower

Gogo LLC	15311 Cuda Road, Arvin, Kern CA 93307 United States	Leased space on cell tower

Gogo LLC	NE Corner of Hwy 58, Vineland Road, Bakersfield, Kern CA 93307 United States	Leased space on cell tower

7-3

Page

Grantor	Location	Assets
Gogo LLC	4 MI East of Yermo, Lodlow, San Bernardino CA 92338 United States	Leased space on cell tower

Gogo LLC	45298 Valley Center Road, Newberry Springs, San Bernardino CA 92365 United States	Leased space on cell tower

Gogo LLC	Hwy. 49 West of Mairposa, Mariposa, Mariposa CA 95338 United States	Leased space on cell tower

Gogo LLC	48448 Lonoak Road, King City, Monterey CA 93930 United States	Leased space on cell tower

Gogo LLC	Off Bollinger Canyon Road, Moraga, Contra Costa CA 94556 United States	Leased space on cell tower

Gogo LLC	Terminus of Bunch Lookout Road N. of Hwy 299 at Hatchett Mtn. Summit, Montgomery Creek, Riverside CA 96065 United States	Leased space on cell tower

Gogo LLC	16840 Hickman Lane, Red Bluff, Tehema CA 96022 United States	Leased space on cell tower

Gogo LLC	Glamis, Winterhaven, Imperial CA 92283 United States	Leased space on cell tower

Gogo LLC	1280 Atlantic Avenue, Yuma, Imperial CA 85365 United States	Leased space on cell tower

7-4

Page

Grantor	Location	Assets
Gogo LLC	2 Miles South of I-10 Rest-Stop T.6, Desert Center, Riverside CA United States	Leased space on cell tower

Gogo LLC	49600 Oates Rd, Coachella, Riverside CA 92236 United States	Leased space on cell tower

Gogo LLC	DIA East @ 88th, Denver, Adams CO 80022 United States	Leased space on cell tower

Gogo LLC	Lobo Overlook, Crede, Mineral CO 81130 United States	Leased space on cell tower

Gogo LLC	5700 Forest Spring RD, Pagosa Spring, Archuletta CO 81147 United States	Leased space on cell tower

Gogo LLC	70 Greenbriar Drive, Pagosa West, Archuletta CO 81147 United States	Leased space on cell tower

Gogo LLC	Off of Colorado Route 13 , Rifle , Garfield CO United States	Leased space on cell tower

Gogo LLC	County Road 120, Glenwood Springs, Garfield CO 81601 United States	Leased space on cell tower

Gogo LLC	CR 35, 6 MI South of La Junta, La Junta, Otero CO 81050 United States	Leased space on cell tower

Gogo LLC	2917 1/2 San Juan Ave., La Junta, Otero CO 81050 United States	Leased space on cell tower

7-5

Page

Grantor	Location	Assets
Gogo LLC	104060 Hwy 491, Cahone, Dolores CO 81320 United States	Leased space on cell tower

Gogo LLC	29525 Hwy. 55, Crook, Logan CO United States	Leased space on cell tower

Gogo LLC	15677 Hwy. 59, Siebert, Kit Carson CO 80834 United States	Leased space on cell tower

Gogo LLC	Badger Mountain Radio Peak, Lake George, Park CO 80827 United States	Leased space on cell tower

Gogo LLC	5955 Trout Creek Road, Woodland Park, Teller CO 80866 United States	Leased space on cell tower

Gogo LLC	9500 N.W. 109th St., Medley, Dade FL 33178 United States	Leased space on cell tower

Gogo LLC	1965 Lawson Rd., Clearwater, Pinellas FL 33763 United States	Leased space on cell tower

Gogo LLC	10301 Narcoossee Road, Orlando, Orange FL 32823 United States	Leased space on cell tower

Gogo LLC	151 Roberts Landing Rd., Wewahitchka, Gulf FL 32465 United States	Leased space on cell tower

Gogo LLC	11420 US Rt. 1 North, St. Augustine, St. Johns FL 32095 United States	Leased space on cell tower

7-6

Page

Grantor	Location	Assets
Gogo LLC	8060 E. US Highway 27, Perry, Taylor FL 32347 United States	Leased space on cell tower

Gogo LLC	1480 Dyer Road, Port St. Lucie, St. Lucie FL United States	Leased space on cell tower

Gogo LLC	1325 Virginia Avenue, East Point, Fulton GA 30344 United States	Leased space on cell tower

Gogo LLC	1709 Kilkenny Road, Richmond Hill, Bryan GA 31324 United States	Leased space on cell tower

Gogo LLC	1370 Windy Hill Road, Byromville, Dooly GA 31007 United States	Leased space on cell tower

Gogo LLC	7105 Mitchell-Warrenton Rd., Glascock County, Glascock GA 30820 United States	Leased space on cell tower

Gogo LLC	Homerville Rd./Rte. 441, Homerville, Clinch GA 31634 United States	Leased space on cell tower

Gogo LLC	4101 170th Street, Brooklyn, Poweshiek LA 52211 United States	Leased space on cell tower

Gogo LLC	1881 320th St., Casey, Guthrie IA 50048 United States	Leased space on cell tower

Gogo LLC	West Side of Garrett Street, between Gruss Ave. and Turner Ave., Mountain Home, Elmore ID 83467 United States	Leased space on cell tower

7-7

Page

Grantor	Location	Assets
Gogo LLC	Baldy Mountain, Salom, Lemhi ID 83467 United States	Leased space on cell tower

Gogo LLC	111 S Terrace, Salmon, Lemhi ID 83467 United States	Leased space on cell tower

Gogo LLC	3031 Wood Canyon Road, Soda Springs, Caribou ID 83276 United States	Leased space on cell tower

Gogo LLC	602 N. York Road, Bensonville, DuPage IL 60106 United States	Leased space on cell tower

Gogo LLC	921 Airport Avenue, Hermleigh, Bond IL 62246 United States	Leased space on cell tower

Gogo LLC	14401 Henry Road, Morrison, Whiteside IL 61270 United States	Leased space on cell tower

Gogo LLC	19543 Waller Road, Fulton, Whiteside IL 61252 United States	Leased space on cell tower

Gogo LLC	SE of I-55 & CR-8 Junction, Lexington, McClean IL 61753 United States	Leased space on cell tower

Gogo LLC	Hwy 136 & E. 2350th, Table Grove, McDonough IL 0 United States	Leased space on cell tower

Gogo LLC	641 South County Road 450 East, Connersville, Fayette IN 47331 United States	Leased space on cell tower

7-8

Page

Grantor	Location	Assets
Gogo LLC	12734 North 1025 West, Monticello, White IN 47960 United States	Leased space on cell tower

Gogo LLC	6158 W. State Road, Lewis, Clay IN 47858 United States	Leased space on cell tower

Gogo LLC	4483 Co. Rd. DD, Grainfield, Gove KS 67737 United States	Leased space on cell tower

Gogo LLC	3300 Emmet CT, Haysville, Sedgwick KS 67233 United States	Leased space on cell tower

Gogo LLC	12120 Hwy. 83, Garden City, Finney KS 67846 United States	Leased space on cell tower

Gogo LLC	tbd, Lebanon, Smith KS 66952 United States	Leased space on cell tower

Gogo LLC	Hwy 77 and Old Hwy 77, Junction City, Geary KS 66441 United States	Leased space on cell tower

Gogo LLC	Hwy 9 and Anderson Rd., Muscotah, Atchison KS 66023 United States	Leased space on cell tower

Gogo LLC	579 Around the World Rd., Wallins Creek, Harlan KY 40873 United States	Leased space on cell tower

Gogo LLC	1.5 MI SSE of Beechburg, KY, Flemingsburg, Flemingsburg KY 41041 United States	Leased space on cell tower

7-9

Page

Grantor	Location	Assets
Gogo LLC	320 Ranch road, Mt. Washington, Jefferson KY 0 United States	Leased space on cell tower

Gogo LLC	11096 Hwy. 109, Sturgis, Kentucky 0 United States	Leased space on cell tower

Gogo LLC	205 Garrett Hill Road, Haynesville, Claiborne Parish LA 71038 United States	Leased space on cell tower

Gogo LLC	1005 Cheneau Road, Kaplan, Vermilion LA 70548 United States	Leased space on cell tower

Gogo LLC	41795 Hwy. 23, Buras, Plaquemines LA 70041 United States	Leased space on cell tower

Gogo LLC	124 Murray Street, Medford, Middlesex MA 02155 United States	Leased space on cell tower

Gogo LLC	Monroe Street, Fruitland, Wicomico MD 21826 United States	Leased space on cell tower

Gogo LLC	444 Blackcap Road, Eddington, Penobscot ME 4428 United States	Leased space on cell tower

Gogo LLC	3483 Kensington Road, Milford, Livingston MI 48380 United States	Leased space on cell tower

Gogo LLC	5156 Walker Road, Rapid City, Kalkaska MI 49646 United States	Leased space on cell tower

7-10

Page

Grantor	Location	Assets
Gogo LLC	154 Lakeview CT, Harbor View, Keweenaw MI 49950 United States	Leased space on cell tower

Gogo LLC	87844 CR668, Decatur, Van Buren MI 49045 United States	Leased space on cell tower

Gogo LLC	9300 Buchanan, Shelby, Oceana MI 49455 United States	Leased space on cell tower

Gogo LLC	1405 E. Wackerly Drive, Sanford, Midland MI 48657 United States	Leased space on cell tower

Gogo LLC	13320 15th Ave., Minneapolis, Hennepin MN 55441 United States	Leased space on cell tower

Gogo LLC	980 Hwy 7 East, Clinton, Henry MO 64735 United States	Leased space on cell tower

Gogo LLC	Kodiak Road, Georgiallatin, Daviess MO 64640 United States	Leased space on cell tower

Gogo LLC	Rte. 1 Box 231b, Hermann, Gasconade MO 65041 United States	Leased space on cell tower

Gogo LLC	County Road 402 R2, Marble Hill, Bollinger MO 62764 United States	Leased space on cell tower

Gogo LLC	Highway E, Knox City, Knox MO 62446 United States	Leased space on cell tower

7-11

Page

Grantor	Location	Assets
Gogo LLC	tbd, Cabool, Texas MO 65689 United States	Leased space on cell tower

Gogo LLC	4562 Hwy 49 South, Florence, Rankin MS 39073 United States	Leased space on cell tower

Gogo LLC	141 Bethany road, Holly Springs, Marshall MS 38635 United States	Leased space on cell tower

Gogo LLC	MacDonald Pass , Elliston , Powell MT United States	Leased space on cell tower

Gogo LLC	1444 National Avenue, Helena, Lewis and Clark MT 59601 United States	Leased space on cell tower

Gogo LLC	State RT 311 & Old Hwy. 10, Hysham, Treasure MT 59076 United States	Leased space on cell tower

Gogo LLC	216 First Street, Custer, Custer MT 59024 United States	Leased space on cell tower

Gogo LLC	3505 Tower Road, Maiden, Catawba NC 28650 United States	Leased space on cell tower

Gogo LLC	1805 W. Main St., Williamston, Martin NC 27892 United States	Leased space on cell tower

Gogo LLC	28 Mount Gilead Church Rd, Pittsboro, Chatham NC 23712 United States	Leased space on cell tower

7-12

Page

Grantor	Location	Assets
Gogo LLC	12046 33rd ST SE, Valley City, Barnes ND 58072 United States	Leased space on cell tower

Gogo LLC	83897 S. Highway 97, Mullen, Hooker NE 69152 United States	Leased space on cell tower

Gogo LLC	9601 Rokeby Road, Lincoln, Lancaster NE 68526 United States	Leased space on cell tower

Gogo LLC	58897 873 Rd., Waterbury, Dixon NE 68785 United States	Leased space on cell tower

Gogo LLC	Corner of 803rd Rd. and 483rd Rd., North Loup, Valley NE 68859 United States	Leased space on cell tower

Gogo LLC	West 6th Street, Curtis, Frontier NE 69025 United States	Leased space on cell tower

Gogo LLC	4410 Hwy. 29, Fossil Beds, Sioux NE 69025 United States	Leased space on cell tower

Gogo LLC	835 Highway 20, Harrison, Sioux NE United States	Leased space on cell tower

Gogo LLC	416 Eagle Rock Avenue, West Orange, Essex NJ 7052 United States	Leased space on cell tower

Gogo LLC	Forest Road 6, Cibola National Forest, Datil, Catron NM 87821 United States	Leased space on cell tower

7-13

Page

Grantor	Location	Assets
Gogo LLC	3.2 Miles West of State Route 53 and County Road 590, Cubero, Cibola NM 87014 United States	Leased space on cell tower

Gogo LLC	606 1/2 Alta Vista, Bayard, Grant NM 88023 United States	Leased space on cell tower

Gogo LLC	Hwy. 156-Approx. 18 MI East of Santa Rosa, Santa Rosa, Guadalupe NM 84435 United States	Leased space on cell tower

Gogo LLC	Route 3-204 #, Cuba, McKinley NM 87013 United States	Leased space on cell tower

Gogo LLC	220 Sophia Road, Grenville, Union NM 88424 United States	Leased space on cell tower

Gogo LLC	2008 US Highway 60, Willard, Torrance NM 87063 United States	Leased space on cell tower

Gogo LLC	9598 Highway 55, Willard, Torrance NM United States	Leased space on cell tower

Gogo LLC	10 Miller Lane, Angel Fire, Colfax NM 87710 United States	Leased space on cell tower

Gogo LLC	Canyon Road and Industrial, Boulder City, Clark NV 89005 United States	Leased space on cell tower

Gogo LLC	Booker Mountain North of US Hwy. 6 and US Hwy. 9, Tonapah, Nye NV 89049 United States	Leased space on cell tower

7-14

Page

Grantor	Location	Assets
Gogo LLC	Peavine Mountain Road, Stead Blvd. & US 395, Keno, Washoe NV 89523 United States	Leased space on cell tower

Gogo LLC	Battle Mountain, Battle Mountain, Lander NV 89820 United States	Leased space on cell tower

Gogo LLC	124 Murray Street, Stamford, Delaware NY 12167 United States	Leased space on cell tower

Gogo LLC	Alma Hill Road, Alma, Allegany NY 14708 United States	Leased space on cell tower

Gogo LLC	82750 County Line Rd., Cadiz, Harrison OH 43907 United States	Leased space on cell tower

Gogo LLC	46145 Telegraph Road, Amherst, Lorain OH 44001 United States	Leased space on cell tower

Gogo LLC	5474 N. Hamilton Road, New Albany, Franklin OH 43054 United States	Leased space on cell tower

Gogo LLC	23261 Road E, Continental, TBD OH 48531 United States	Leased space on cell tower

Gogo LLC	2 MI W. Highway 283, Cheyenne, Roger Mills OK 73628 United States	Leased space on cell tower

Gogo LLC	25015 E. Cobbs Corner Rd., Talequah, Cherokee OK 74464 United States	Leased space on cell tower

7-15

Page

Grantor	Location	Assets
Gogo LLC	SR 5, 2.4MI West of Walters, Walters, Cotton OK 73572 United States	Leased space on cell tower

Gogo LLC	1.25 MI E. Junction Sh 43 & Hwy 3, Coalgate, Coal OK 74538 United States	Leased space on cell tower

Gogo LLC	7501 South Modwest Rd, Guthrie, Logan OK 73044 United States	Leased space on cell tower

Gogo LLC	CR # 207 (aka Mile Road 35), Guymon, Texas OK 73942 United States	Leased space on cell tower

Gogo LLC	Buck Mountain, 3.5 Mi North of McGowen Creek Rd., Springfield, Lane OR 97478 United States	Leased space on cell tower

Gogo LLC	33192 Wilkins Rd., Eugene, Lane OR 97408 United States	Leased space on cell tower

Gogo LLC	South of Highway 20, Riley, Deschutes OR 97758 United States	Leased space on cell tower

Gogo LLC	Pine Mountain, Brothers, Deschutes OR 97701 United States	Leased space on cell tower

Gogo LLC	63710 Paramount, Bend, Deschutes OR 97701 United States	Leased space on cell tower

Gogo LLC	3 Miles East of Avondale, Landenberg, Chester PA 19350 United States	Leased space on cell tower

7-16

Page

Grantor	Location	Assets
Gogo LLC	Off of State Rd. 6, Mehoopany, Wyoming PA 18629 United States	Leased space on cell tower

Gogo LLC	5690 California road, Millcreek, Erie PA 16415 United States	Leased space on cell tower

Gogo LLC	71 Tucker Lane, Fairmont, Clarion PA 16624 United States	Leased space on cell tower

Gogo LLC	off of Salem Road, Conway, Horry SC 29526 United States	Leased space on cell tower

Gogo LLC	1753 Coffee Rd., Westminster, Oconee SC 29693 United States	Leased space on cell tower

Gogo LLC	Highway 20 and 5th Ave., Bison, Perkins SD 57620 United States	Leased space on cell tower

Gogo LLC	45993 207th Street, Bruce, Brookings SD 57212 United States	Leased space on cell tower

Gogo LLC	45422 209th St., Arlington, Kingsbury SD 57212 United States	Leased space on cell tower

Gogo LLC	36415 301st Street, Fairfax, Gregory SD 57335 United States	Leased space on cell tower

Gogo LLC	CR 7 and SD Hwy 248, Kadoka, SD 57543 United States	Leased space on cell tower

7-17

Page

Grantor	Location	Assets
Gogo LLC	2797 Greer Road, Goodlettsville, TN 73072 United States	Leased space on cell tower

Gogo LLC	1801 Young Road, Cleveland, TN 37323 United States	Leased space on cell tower

Gogo LLC	3700 N. White Chapel Blvd, Southlake, TX 0 United States	Leased space on cell tower

Gogo LLC	321 Powell, Spring, TX 77373 United States	Leased space on cell tower

Gogo LLC	Off of Hwy 12/CR 183; 20.3 miles South on Highway12, Wimberly, TX 78676 United States	Leased space on cell tower

Gogo LLC	12000 Hwy. 290 West Austin, Austin, TX 78736 United States	Leased space on cell tower

Gogo LLC	780 Hwy. 285 North, Pecos, TX 79772 United States	Leased space on cell tower

Gogo LLC	1330 S. Martinez Street, Pecos, TX 79772 United States	Leased space on cell tower

Gogo LLC	9062 CR 4105, Scurry, TX 79526 United States	Leased space on cell tower

Gogo LLC	331 East CR 401, Premont, TX 78375 United States	Leased space on cell tower

Gogo LLC	TBD, Albany, TX 76340 United States	Leased space on cell tower

Gogo LLC	501 FM 932, Purmela, TX 76566 United States	Leased space on cell tower

Gogo LLC	7792 E. Highway 79, Oakwood, Leon TX 76210 United States	Leased space on cell tower

7-18

Page

Grantor	Location	Assets
Gogo LLC	271 CR 2850, Mount Pleasant, TX 75493 United States	Leased space on cell tower

Gogo LLC	5130 N. Western Rd., Amarillo, TX 79120 United States	Leased space on cell tower

Gogo LLC	1771 N. Zaragoza, El Paso, TX 79936 United States	Leased space on cell tower

Gogo LLC	13036 Highway 83 N., Paducah, TX 79248 United States	Leased space on cell tower

Gogo LLC	4050 Kenya Road, Levelland, TX 79336 United States	Leased space on cell tower

Gogo LLC	Farnsworth Peak, Salt Lake City, UT 84101 United States	Leased space on cell tower

Gogo LLC	55 N. 300 West, Salt Lake City, UT 84101 United States	Leased space on cell tower

Gogo LLC	3.4 MI on Airport Road from Green River Ave. , Green River , UT United States	Leased space on cell tower

Gogo LLC	1066 East 150 S, Green River, Grand UT 84525 United States	Leased space on cell tower

Gogo LLC	1751 Pinnacle Drive, McLean, TBD VA 22102 United States	Leased space on cell tower

Gogo LLC	2800 ESE from the I/S of US 26 & 659, Appomatox, Appomatox VA 24522 United States	Leased space on cell tower

7-19

Page

Grantor	Location	Assets
Gogo LLC	13515 Old Telegraph Rd. (CR 647), Lanexa, New Kent VA 23089 United States	Leased space on cell tower

Gogo LLC	22706 120th Avenue S.E., Kent, King WA 98031 United States	Leased space on cell tower

Gogo LLC	Jump Off Joe Road, Kennewick, Benton WA 99337 United States	Leased space on cell tower

Gogo LLC	26431 Addington Road N., Edwall, Lincoln WA 99008 United States	Leased space on cell tower

Gogo LLC	12811 County Road F, Wisconsin Rapids WI 54921 United States	Leased space on cell tower

Gogo LLC	7675 Kraus Rd., York, WI 53925 United States	Leased space on cell tower

Gogo LLC	4606T Big Tyler Road, Charleston WV 25313 United States	Leased space on cell tower

Gogo LLC	SR 15, 4.5 MI NE Webster Springs, Webster Springs WV 26288 United States	Leased space on cell tower

Gogo LLC	451 Shoshone Avenue, Lovell WY 82431 United States	Leased space on cell tower

Gogo LLC	Micro Road, 7 Miles South of Casper, Caspera WY 82601 United States	Leased space on cell tower

Gogo LLC	1541 Tower Road, Rock Springs WY 82901 United States	Leased space on cell tower

Gogo LLC	Crow Creek Hill KOB69 Medicine Bow National Forest, WY 82037 United States	Leased space on cell tower

7-20

Schedule 8 to the

Guarantee and Collateral Agreement

LETTER OF CREDIT RIGHTS

NONE.

8-1

Schedule 9 to the

Guarantee and Collateral Agreement

COMMERCIAL TORT CLAIMS

NONE.

9-1

EXHIBIT A-1

TO GUARANTEE AND COLLATERAL AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [            ], 20[__] (this “Agreement”), is made by the signatory hereto indicated as a “Grantor” (the “Grantor”) in favor of MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Agent”).

WHEREAS, pursuant to that certain Credit Agreement dated as of June 21, 2012 by and among AIRCELL BUSINESS AVIATION SERVICES LLC, a Delaware limited liability company (the “BA”), GOGO LLC, a Delaware limited liability company (“CA”), GOGO INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings” and, together with BA and CA, collectively, the “Borrowers” and each a “Borrower”), the Administrative Agent, the Agent, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and conditions set forth therein, to the Borrowers; and

WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrowers under the Credit Agreement, the Grantor entered into a Guarantee and Collateral Agreement dated as of June 21, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) between the Grantor, the Agent and the other persons party thereto, pursuant to which Grantor granted to the Agent, for the benefit of the Secured Parties, a security interest in the Copyright Collateral (as defined below);

WHEREAS, pursuant to the Guarantee and Collateral Agreement, Grantor agreed to execute—this Agreement, in order to record the security interest granted to the Agent for the benefit of the Secured parties with the United States Copyright Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with the Agent as follows:

SECTION 1. Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Guarantee and Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.

EXHIBIT A-1

Page

SECTION 2. Grant of Security Interest

Grantor hereby grants to the Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by Grantor or in which—Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of Grantor’s Obligations:

(a) All of Grantor’s right, title and interest in and to all works of authorship, all United States and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and databases, all designs (including but not limited to all industrial designs, “Protected Designs” within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all “Mask Works” (as defined in 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed in Schedule A attached hereto, (ii) all extensions, renewals, and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other copyright rights accruing thereunder or pertaining thereto throughout the world (collectively “Copyrights”); and

(b) all written licenses pursuant to which Grantor has been granted exclusive rights in any registered Copyrights, including, without limitation, each agreement listed in Schedule A attached hereto.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

EXHIBIT A-1

Page

SECTION 4. Governing Law

THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT A-1

Page

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR], as Grantor

By:
Name: Title:

EXHIBIT A-1

Page

Accepted and Agreed: MORGAN STANLEY SENIOR FUNDING, INC., as Agent

By:
Name: Title:

EXHIBIT A-1

Page

SCHEDULE A

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Title	Author	Registration No.	Registration Date

COPYRIGHT APPLICATIONS

Title	Author	Application/ Case No.	Filing Date

EXCLUSIVE COPYRIGHT LICENSES

Title of Copyright License	Name of Licensor	Registration Number of underlying Copyright

EXHIBIT A-1

EXHIBIT A-2

TO GUARANTEE AND COLLATERAL AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [            ], 20[__] (this “Agreement”), is made by the signatory hereto indicated as a “Grantor” (the “Grantor”) in favor of MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Agent”).

WHEREAS, pursuant to that certain Credit Agreement dated as of June 21, 2012 by and among AIRCELL BUSINESS AVIATION SERVICES LLC, a Delaware limited liability company (the “BA”), GOGO LLC, a Delaware limited liability company (“CA”), GOGO INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings” and, together with BA and CA, collectively, the “Borrowers” and each a “Borrower”), the Administrative Agent, the Agent, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and conditions set forth therein, to the Borrowers; and

WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrowers under the Credit Agreement, the Grantors entered into a Guarantee and Collateral Agreement dated as of June 21, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) between the Grantor, the Agent and the other persons party thereto, pursuant to which the Grantor granted to the Agent, for the benefit of the Secured Parties, a security interest in the Patent Collateral (as defined below);

WHEREAS, pursuant to the Guarantee and Collateral Agreement, Grantor agreed to execute this Agreement, in order to record the security interest granted to the Agent for the benefit of the Secured parties with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor hereby agrees with the Agent as follows:

SECTION. 1. Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Guarantee and Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.

EXHIBIT A-2

Page

SECTION 2. Notice and Confirmation of Grant of Security Interest.

Grantor hereby confirms the grant in the Guarantee and Collateral Agreement to the Agent, for the benefit of the Secured Parties, of a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by Grantor or in which Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of Grantor’s Obligations:

All of Grantor’s right, title and interest in and to all patentable inventions and designs, all United States, foreign, and multinational patents, certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including without limitation: (i) each patent and patent application listed in Schedule A attached hereto (ii) all reissues, substitutes, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iv) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto, and (vi) all other patent rights accruing thereunder or pertaining thereto throughout the world.

SECTION 3. Security Agreement

The security interest confirmed pursuant to this Agreement is confirmed in conjunction with the security interest granted to the Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

SECTION 4. Governing Law

THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

EXHIBIT A-2

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SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT A-2

Page

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR], as Grantor

By:
Name: Title:

EXHIBIT A-2

Page

Accepted and Agreed: MORGAN STANLEY SENIOR FUNDING, INC., as Agent

By:
Name: Title:

EXHIBIT A-2

Page

SCHEDULE A

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT A-2

EXHIBIT A-3

TO GUARANTEE AND COLLATERAL AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [            ], 20[        ] this “Agreement”), is made by the signatory hereto indicated as a “Grantor” (the “Grantor”) in favor of MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Agent”).

WHEREAS, pursuant to that certain Credit Agreement dated as of June 21, 2012 by and among AIRCELL BUSINESS AVIATION SERVICES LLC, a Delaware limited liability company (the “BA”), GOGO LLC, a Delaware limited liability company (“CA”), GOGO INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings” and, together with BA and CA, collectively, the “Borrowers” and each a “Borrower”), the Administrative Agent, the Agent, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and conditions set forth therein, to the Borrowers; and

WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrowers under the Credit Agreement, the Grantors entered into a Guarantee and Collateral Agreement dated as of June 21, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) between the Grantor, the Agent and the other persons party thereto, pursuant to which the Grantor granted to the Agent, for the benefit of the Secured Parties, a security interest in the Trademark Collateral (as defined below);

WHEREAS, pursuant to the Guarantee and Collateral Agreement, Grantor agreed to execute this Agreement, in order to record the security interest granted to the Agent for the benefit of the Secured parties with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Agent as follows:

SECTION 1. Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Guarantee and Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.

EXHIBIT A-3

Page

SECTION 2. Notice and Confirmation of Grant of Security Interest in Trademark Collateral

SECTION 2.1 Notice and Confirmation of Grant of Security. Grantor hereby confirms the grant in the Guarantee and Collateral Agreement to the Agent, for the benefit of the Secured Parties, of a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by Grantor or in which Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of Grantor’s Obligations:

All of Grantor’s right, title and interest in and to all domestic, foreign and multinational trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, Internet domain names and other indicia of origin or source identification, whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed in Schedule A attached hereto, (ii) all extension and renewals thereof, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other trademark rights accruing thereunder or pertaining thereto throughout the world.

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein could impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3. Security Agreement

The security interest confirmed pursuant to this Agreement is confirmed in conjunction with the security interest granted to the Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

EXHIBIT A-3

Page

SECTION 4. Governing Law

THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT A-3

Page

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR], as Grantor

By:
Name: Title:

EXHIBIT A-3

Page

Accepted and Agreed: MORGAN STANLEY SENIOR FUNDING, INC., as Agent

By:
Name: Title:

EXHIBIT A-3

Page

SCHEDULE A

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT A-3

Annex 1 to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of                     ,             , made by                     , a                      (the “Additional Grantor”), in favor of MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent (in such capacity, the “Agent”) for (i) the banks and other financial institutions and entities (the “Lenders”) parties to the Credit Agreement referred to below, and (ii) the other Secured Parties (as defined in the Guarantee and Collateral Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, AIRCELL BUSINESS AVIATION SERVICES LLC, a Delaware limited liability company (the “BA”), GOGO LLC, a Delaware limited liability company (“CA”), GOGO INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings” and, together with BA and CA, collectively, the “Borrowers” and each a “Borrower”), the Lenders, and the Agent have entered into a Credit Agreement, dated as of June 21, 2012 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrowers and certain of their Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 21, 2012 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Agent for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor and Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in

Annex I-1

Page

Schedules                     5 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS ASSUMPTION AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

3. Successors and Assigns.

This Assumption Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Additional Grantor may not assign, transfer or delegate any of its rights or obligations under this Assumption Agreement without the prior written consent of the Agent and any such assignment, transfer or delegation without such consent shall be null and void.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name: Title:

[5]	Refer to each Schedule which needs to be supplemented.

Annex I-2